UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2022

Alger is a signatory to the PRI and carbon neutral.

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	October 31, 2022

Dear Shareholders,

Steering into Stability

The late MIT economist and Nobel laureate Paul Samuelson acknowledged that “good questions outrank easy answers.” The uncertainty around inflation has complicated the market environment since the beginning of 2022, and is expected to continue in the months ahead. Reflecting on the fiscal year, Russia’s invasion of Ukraine sparked a surge in commodity prices into the summer, exacerbating inflation around the world. Consequently, interest rates continued their climb seven months into the Federal Reserve’s (the Fed) hiking cycle, making mortgage rates and consumer finance products more expensive across the economy. Moreover, the Fed increased the Federal Funds rate by 75 basis points in each of June, July and September 2022, ending the third quarter of 2022, with a target rate of 3.25%. Hopes of the Fed pivoting or reversing its tightening policy were dampened after an August speech by Fed chair Jerome Powell, where he argued that restoring price stability will require a restrictive policy for some time and may bring pain to households and businesses.

These higher interest rates have been a headwind for longer duration stocks, as investors discount cash flows further into the future, pushing down the valuations of many of these companies to levels not seen since the COVID-19 crash of 2020, or the financial crisis of 2008-2009. And, while valuation multiples of many of these companies have decreased considerably, we believe their growth rates should buoy them, even in a weakening economy. How high will the Fed ultimately push interest rates? We can’t know for certain, but we believe that valuations of such long duration stocks have compressed to the point where they have diverged from fundamentals and we remain confident in the long-term trajectory of such companies, rather than the short-term vicissitudes of the economy.

As a result of the rotations described above, value stocks outperformed growth stocks during the past twelve months, with the Russell 3000 Value Index down -7.25%, outperforming the Russell 3000 Growth Index which fell to -24.67%.

Navigating a Weakening Economy

Over the past thirteen tightening cycles, we have only experienced three soft landings (i.e., a cyclical slowdown in economic growth that avoids a recession). Among those soft landings, all three experienced approximately 300 basis points of rate hikes – specifically in 1984, 1994-1995 and 2020. As of this writing, the Fed is hiking approximately 450 basis points on its target policy rate, and as a result, we feel it is unlikely the Fed can successfully achieve tighter financial conditions while avoiding a recession (i.e., a soft landing).

Moreover, the Conference Board’s Index of Leading Economic Indicators – a composite of economic information from areas like housing, building permits and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. In August 2022, that index moved into negative territory, flashing a warning light that the U.S. economy might be heading into recession in the next few months.

As a result of the foregoing, our current expectation is that the United States will enter – or perhaps has already entered – a recession. As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and appears to be heading into its first outright contraction since 1938, which is likely to slow economic activity all on its own.

What Has Happened

Typically, we tend to see two phases when entering a recession, where companies in phase one experience valuation compression, followed by slower earnings growth in phase two:

Phase One

Higher interest rates lead to compressed valuations of long duration assets. As in the bond market, where interest rate changes impact long-term bonds more than short-term notes, long duration stocks, having more of their cashflows further into the future, are impacted more by rising rates. The best example of this would be small-cap growth stocks, which are generally perceived as long duration assets. However, we believe that long duration, small-cap growth stock valuations may have reached a floor, at least on a relative basis, as of this writing.

Phase Two

Corporate earnings tend to decline during recessions, although consensus expectations for the S&P 500 Index show earnings growth in 2023, as of this writing. That means that there may be a period of downward earnings revisions as we move into the new year. While the Treasury bond market appears to have priced in a recession, it remains to be seen whether equities will agree.

Not All Stocks Are Equal

In 2020, at the height of the pandemic, value stocks saw earnings decline while growth stocks as a group held up better, and small-cap growth stocks actually posted earnings increases. This is because small growth fundamentals, in general, tend to hold up better in a recession. Fortunately, over the last three recessions, growth stock earnings have declined less than half as much as value stock earnings. There are, in our view, three reasons for this trend:

●	Growth stocks tend to have better balance sheets and less leverage, resulting in lower interest expenses. Having less interest expense means that a negative change to the topline (i.e., sales) may be less magnified on the bottom line. So, better balance sheets and lower interest expense help companies when revenues are not growing.

●	Growth stocks tend to have higher operating leverage, where higher margins generally help a company’s fundamental resiliency (i.e., companies with low variable costs tend to experience margin stability during periods of economic stress).

●	Growth stock fundamentals tend to be driven by market share gains, whereas value stock fundamentals tend to be more closely tied to the performance of the overall economy. For example, if a company is gaining market share, even in a stagnant or contracting market, it can post earnings-per-share (EPS). We have observed this in many sectors of the economy. Historically, innovative companies have shown growth during recessions. We saw it with personal computers in the early 1990s and smartphones and online advertising during the global financial crisis of 2008-2009, and with the continued steady growth of software during the COVID-19 crash of 2020.

During 2022, long duration stocks have dramatically underperformed the broader stock market, while companies with higher dividends and share repurchases have held up better. Unfortunately, this explains why some of the Alger strategies, which are comprised of higher growth, longer duration companies, have underperformed in 2022. Moreover, strategies tied to smaller growth companies with longer durations have seen relative valuation multiples drop to their lowest levels in nearly a quarter century. While it is certainly frustrating for shareholders to see performance fall to such levels, we believe that this may create a favorable opportunity going forward. The last time that small-cap growth traded this cheaply was in 2001, and these stocks went on to outperform the S&P 500 Index by more than 20% over the following two years.

Going Forward

We continue to believe that unprecedented levels of innovation, such as healthcare advancements in genetic science, and digital technologies including artificial intelligence, e-commerce, streaming entertainment, and cloud computing are providing opportunities for leading companies to reward investors by generating long-term earnings growth. We will continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on the fickle nature of investor sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned -34.91% for the fiscal year ended October 31, 2022, compared to the -24.60% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Healthcare and the largest underweight was Consumer Staples.

Contributors to Performance

The Communication Services and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, UnitedHealth Group Incorporated; Vertex Pharmaceuticals Incorporated; McKesson Corporation; Humana Inc.; and Eli Lilly and Company were among the top contributors to absolute performance.

UnitedHealth is an integrated healthcare benefits company. Alger believes UnitedHealth Group’s vertical integration of insurance benefits, primary care services, pharmacy services, and data analytics along with its size and scale make it unique in the healthcare services universe in effectively addressing rising healthcare costs for its customers. Shares contributed to performance during the period, as the company announced strong operating results driven by a better-than-expected medical loss ratio (MLR). Management also noted that utilization is returning in pockets, citing senior preventative care as a standout while pediatric and ER visits remain below trend, implying a favorable Medicaid MLR.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were the most significant detractors from relative performance. Regarding individual positions, Microsoft Corporation; Amazon.com, Inc.; Alphabet Inc.; Tesla Inc.; and Advanced Micro Devices, Inc. were among the top detractors from absolute performance.

We believe that Microsoft is a Positive Dynamic Change beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion. Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases. Microsoft’s shares detracted from performance during the period because the company slightly missed analysts’ estimates. However, Microsoft has shown that despite consumer, advertising, and small and medium sized business weakness, the company’s main business, the digitization of corporate America, continues to grow. We believe the secular forces of cloud adoption (Azure and Office 365) remain resilient, and the company’s commercial bookings growth attests to the continued demand for digital transformation.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned -33.33% for the fiscal year ended October 31, 2022, compared to the -24.60% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Healthcare and the largest underweight was Consumer Staples.

Contributors to Performance

The Communication Services and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, UnitedHealth Group Incorporated; McKesson Corporation; Netflix, Inc.; Acadia Healthcare Company, Inc.; and First Solar, Inc. were among the top contributors to absolute performance. Shares of UnitedHealth outperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Detractors from Performance

The Information Technology and Financials sectors were the most significant detractors from relative performance. Regarding individual positions, Microsoft Corporation; Amazon.com, Inc.; Alphabet Inc.; Tesla Inc.; and Advanced Micro Devices, Inc. were among the top detractors from absolute performance. Shares of Microsoft underperformed in response to developments identified in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned -39.51% for the fiscal year ended October 31, 2022, compared to the -28.94% return of the Russell Midcap Growth Index. Effective August 1, 2022, Brandon Geisler became a portfolio manager of the Fund. Brandon is a Senior Vice President with over 21 years of investment experience. Before joining Alger, Brandon was a Partner, Managing Director of Research, Portfolio Manager and Senior Securities Analyst for Marsico Capital Management, where he managed several billion dollars in large and mid cap U.S., global and focused growth portfolios for mutual fund, institutional and high net worth clients. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Energy and the largest underweight was Information Technology.

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, Diamondback Energy, Inc.; AutoZone, Inc.; McKesson Corporation; BJ’s Wholesale Club Holdings, Inc.; and HEICO Corporation were among the top contributors to absolute performance.

HEICO is the leading non-original equipment manufacturer supplier of aircraft replacement parts and electronics for high-tech niche applications. HEICO is a high-quality growth company with a resilient business model and the ability to differentiate its products through superior design aimed to meet the most stringent customer requirements. HEICO combines this focus on organic product development with a robust acquisition program, which has resulted in a successful long-term track record of value creation. Shares contributed to performance as the company reported strong operating results, driven by the recovery in commercial aerospace aftermarket business, as air travel continued to rebound from pandemic led declines. The company is also executing well and delivering strong operating margins, offsetting the inflationary pressures on cost.

Detractors from Performance

The Financials and Healthcare sectors were the most significant detractors from relative performance. Regarding individual positions, Upstart Holdings, Inc.; Generac Holdings Inc.; SVB Financial Group; MongoDB, Inc.; and Natera, Inc. were among the top detractors from absolute performance.

Natera is a specialty lab providing genetic testing services in reproductive health, oncology and transplant. Non-invasive prenatal testing (NIPT), part of the company’s reproductive health franchise, has generated the majority of revenue historically; however, we believe Natera’s oncology business has potential to contribute toward a larger share of revenue as customers increasingly adopt these tests following positive insurance reimbursement decisions and favorable clinical trial results. Natera shares detracted from performance after the publication of what we believe was a largely unfounded short report by Hindenburg Research. The company also lost a false advertisement lawsuit brought by CareDx, and high-growth, high-valuation companies were out of favor with investors during the fiscal reporting period. We believe many of the allegations in the short report regarding sales and the company’s relationship with a third-party billing vendor are irrelevant to Natera’s outlook and its oncology franchise, which we view as the company’s key growth engine.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned -40.86% for the fiscal year ended October 31, 2022, compared to the -26.02% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Industrials.

Contributors to Performance

The Real Estate and Financials sectors provided the largest contributions to relative performance. Regarding individual positions, Vocera Communications, Inc.; Magnolia Oil & Gas Corp.; BJ’s Wholesale Club Holdings, Inc.; HealthEquity Inc.; and Wingstop, Inc. were among the top contributors to absolute performance.

BJ’s Wholesale Club operates membership club stores primarily located on the east coast, with a particular concentration in the Northeast. Of BJ’s merchandise sales, about 71% is “grocery” and 14% is “general-merchandise.” The company has a much higher grocery mix than Costco. Moreover, BJ’s sells a significant amount of gas, which is roughly 15% of total sales. Gas sales are boosted by BJ’s 10- to 20-cent discount per gallon compared to the average gas station, which helps drive traffic when gas prices rise to high levels. The club store model does particularly well in times of high inflation as consumers visit the club to seek value, because BJ’s products are priced approximately 25% below traditional grocery stores. Further, with a large grocery mix, BJ’s is well positioned to pass on higher product costs to the consumer. The stock outperformed during the period as investors shifted to defensive stocks, and club-store models like BJ’s were favored. Nearly half of BJ’s operating profit comes from recurring membership income, which could be viewed as a more stable cash flow stream versus other business models. Additionally, BJ’s posted strong second quarter results, where positive key performance indicators around membership growth and retention exceeded consensus expectations. Management execution continues to improve as the company remains less exposed to inventory, supply chain, and labor issues than other retailers and grocers. Over the past few years, BJ’s has significantly improved its operations and execution, as investors expect to see the company holding on to its pandemic gains. Despite its better execution and ability to raise prices to mitigate rising cost pressures, BJ’s trades at a significant discount to Costco while generating similar revenue and earnings growth.

Detractors from Performance

The Healthcare and Information Technology sectors were the most significant detractors from relative performance. Regarding individual positions, Neogen Corporation; Joint Corp; Chime Financial, Inc.; HubSpot, Inc.; and NanoString Technologies, Inc. were among the top detractors from absolute performance.

Neogen develops, manufactures and markets a diverse line of products for food and animal safety. Food safety products include diagnostic test kits and complementary products sold to food producers and processors to detect dangerous and/or unintended substances in human food and animal feed. Animal safety products include pharmaceuticals, rodenticides, disinfectants, vaccines, veterinary instruments, topicals, diagnostic products and genomic testing that are used worldwide. Neogen’s detraction from performance was primarily attributable to concerns over the integration of the 3M Food Safety business, the largest M&A deal the company has ever completed.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed represents the return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2022. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal 12-month period ended October 31, 2022.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Institutional Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Price-to-earnings is the ratio for valuing a company that measures its current share price relative to its earnings per share (EPS).

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Micro-cap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

●	The S&P 500 Index is an index of large company stocks considered to be representative of the U.S. stock market.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	(34.91)%	8.23%	12.25%
Class R	(35.20)%	7.75%	11.72%
Russell 1000 Growth Index	(24.60)%	12.59%	14.69%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 2/28/17)	(34.65)%	8.66%	10.79%
Russell 1000 Growth Index	(24.60)%	12.59%	14.04%

	1 YEAR	5 YEARS	Since Inception
Class Z-2 (Inception 10/14/16)	(34.70)%	8.58%	11.62%
Russell 1000 Growth Index	(24.60)%	12.59%	15.05%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Previously, the Fund followed different investment strategies under the name Alger Large Cap Growth Institutional Fund and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	(33.33)%	10.24%	13.71%
Russell 1000 Growth Index	(24.60)%	12.59%	14.69%

	1 YEAR	5 YEARS	Since Inception
Class A (Inception 12/31/12)	(36.84)%	9.00%	13.12%
Class C (Inception 12/31/12)	(34.43)%	9.36%	12.88%
Class Z (Inception 12/31/12)	(33.13)%	10.55%	14.12%
Russell 1000 Growth Index	(24.60)%	12.59%	14.76%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 2/28/17)	(33.10)%	10.57%	12.90%
Russell 1000 Growth Index	(24.60)%	12.59%	14.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, the Fund followed different investment strategies under the name “Alger Large Cap Growth Institutional Fund” and was managed by different portfolio managers. Performance prior to December 31, 2012 reflects those management styles and does not reflect the current investment personnel and strategies of the Fund. On October 15, 2018, the Fund changed its name from Alger Capital Appreciation Focus Fund to Alger Focus Equity Fund. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	(39.51)%	7.15%	10.76%
Class R	(39.77)%	6.64%	10.21%
Russell Midcap Growth Index	(28.94)%	8.66%	11.95%

	1 YEAR	5 YEARS	Since Inception
Class Z-2 (Inception 10/14/16)	(39.24)%	7.50%	11.00%
Russell Midcap Growth Index	(28.94)%	8.66%	11.12%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2022 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2022. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2022 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/22

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I	(40.86)%	6.58%	9.56%
Class R	(41.11)%	6.09%	9.04%
Russell 2000 Growth Index	(26.02)%	5.17%	10.15%

	1 YEAR	5 YEARS	Since Inception
Class Z-2 (Inception 8/1/16)	(40.65)%	6.94%	10.60%
Russell 2000 Growth Index	(26.02)%	5.17%	7.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2022 (Unaudited)

SECTORS	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund
Communication Services	9.5%	10.0%	6.6%	4.7%
Consumer Discretionary	16.7	16.3	12.7	11.7
Consumer Staples	1.0	0.7	2.5	5.9
Energy	4.3	3.7	4.6	7.4
Financials	1.9	3.3	5.5	1.4
Healthcare	20.4	18.9	17.9	26.4
Industrials	6.9	7.2	13.9	6.2
Information Technology	33.5	33.2	27.4	28.6
Materials	1.2	0.6	2.0	2.6
Real Estate	0.4	0.0	0.0	1.3
Utilities	1.2	1.3	0.0	0.0
Short-Term Investments and Net Other Assets	3.0	4.8	6.9	3.8
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—96.4%	SHARES	VALUE
ADVERTISING—0.8%
The Trade Desk, Inc., Cl. A*	314,143	$16,724,973
AEROSPACE & DEFENSE—3.8%
HEICO Corp.	99,930	16,252,615
Lockheed Martin Corp.	44,249	21,535,104
TransDigm Group, Inc.	78,291	45,076,826
		82,864,545
AGRICULTURAL & FARM MACHINERY—0.5%
Deere & Co.	29,034	11,492,238
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Capri Holdings Ltd.*	173,925	7,944,894
LVMH Moet Hennessy Louis Vuitton SE	27,470	17,332,552
		25,277,446
APPLICATION SOFTWARE—4.5%
Adobe, Inc.*	21,937	6,986,934
Cadence Design Systems, Inc.*	95,286	14,425,348
Datadog, Inc., Cl. A*	197,443	15,896,136
Intuit, Inc.	122,035	52,169,963
Salesforce, Inc.*	58,872	9,571,998
		99,050,379
AUTO PARTS & EQUIPMENT—0.2%
Aptiv PLC*	57,742	5,258,564
AUTOMOBILE MANUFACTURERS—1.8%
Tesla, Inc.*	177,714	40,437,044
BIOTECHNOLOGY—5.3%
AbbVie, Inc.	209,621	30,688,514
Biogen, Inc.*	52,359	14,840,635
Natera, Inc.*	573,978	26,954,007
Neurocrine Biosciences, Inc.*	57,187	6,583,368
Regeneron Pharmaceuticals, Inc.*	5,220	3,908,475
Vaxcyte, Inc.*	100,238	4,371,379
Vertex Pharmaceuticals, Inc.*	95,150	29,686,800
		117,033,178
CASINOS & GAMING—2.5%
Las Vegas Sands Corp.*	287,410	10,924,454
MGM Resorts International	1,231,055	43,788,626
		54,713,080
COAL & CONSUMABLE FUELS—0.2%
Cameco Corp.	170,276	4,038,947
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
Wabtec Corp.	46,707	4,356,829
DATA PROCESSING & OUTSOURCED SERVICES—3.8%
Mastercard, Inc., Cl. A	18,258	5,991,911
PayPal Holdings, Inc.*	162,888	13,614,179
Visa, Inc., Cl. A	308,626	63,934,962
		83,541,052
ELECTRIC UTILITIES—1.2%
NextEra Energy, Inc.	338,926	26,266,765

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—1.9%
AMETEK, Inc.	32,757	$4,247,272
Eaton Corp., PLC	232,796	34,935,696
Generac Holdings, Inc.*	14,080	1,632,013
		40,814,981
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
Zebra Technologies Corp., Cl. A*	39,793	11,270,173
FINANCIAL EXCHANGES & DATA—1.2%
S&P Global, Inc.	82,456	26,488,990
HEALTHCARE DISTRIBUTORS—1.9%
McKesson Corp.	108,615	42,291,423
HEALTHCARE EQUIPMENT—1.7%
Boston Scientific Corp.*	232,116	10,006,521
Intuitive Surgical, Inc.*	94,128	23,199,728
Shockwave Medical, Inc.*	17,124	5,019,900
		38,226,149
HEALTHCARE FACILITIES—1.1%
Acadia Healthcare Co., Inc.*	294,810	23,968,053
HYPERMARKETS & SUPER CENTERS—1.0%
Costco Wholesale Corp.	43,525	21,827,787
INTERACTIVE HOME ENTERTAINMENT—0.6%
Take-Two Interactive Software, Inc.*	109,806	13,009,815
INTERACTIVE MEDIA & SERVICES—4.2%
Alphabet, Inc., Cl. C*	880,159	83,315,851
Meta Platforms, Inc., Cl. A*	37,069	3,453,348
Pinterest, Inc., Cl. A*	237,311	5,837,851
		92,607,050
INTERNET & DIRECT MARKETING RETAIL—8.9%
Alibaba Group Holding Ltd.#,*	178,707	11,362,191
Altaba, Inc.*,(a)	342,659	585,947
Amazon.com, Inc.*	1,497,632	153,417,422
Farfetch Ltd., Cl. A*	927,784	7,867,608
Meituan, Cl. B*	421,960	6,755,810
MercadoLibre, Inc.*	15,730	14,182,483
		194,171,461
INTERNET SERVICES & INFRASTRUCTURE—0.2%
Snowflake, Inc., Cl. A*	20,628	3,306,668
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	61,355	13,444,721
LIFE SCIENCES TOOLS & SERVICES—2.7%
Danaher Corp.	236,519	59,524,737
MANAGED HEALTHCARE—5.5%
Humana, Inc.	79,918	44,600,637
UnitedHealth Group, Inc.	135,707	75,337,741
		119,938,378

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—3.9%
Live Nation Entertainment, Inc.*	581,246	$46,272,994
Netflix, Inc.*	92,044	26,865,803
The Walt Disney Co.*	108,969	11,609,557
		84,748,354
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Antero Resources Corp.*	315,509	11,566,560
Devon Energy Corp.	275,164	21,283,935
Diamondback Energy, Inc.	47,370	7,442,301
Pioneer Natural Resources Co.	110,284	28,277,920
		68,570,716
OIL & GAS STORAGE & TRANSPORTATION—1.0%
Cheniere Energy, Inc.	118,466	20,898,587
PHARMACEUTICALS—2.2%
Eli Lilly & Co.	113,787	41,201,135
Reata Pharmaceuticals, Inc., Cl. A*	239,408	7,708,937
		48,910,072
REGIONAL BANKS—0.7%
Signature Bank	102,052	16,178,304
RESTAURANTS—1.5%
Domino’s Pizza, Inc.	19,761	6,565,394
Shake Shack, Inc., Cl. A*	274,730	15,266,746
Starbucks Corp.	138,352	11,979,900
		33,812,040
SEMICONDUCTOR EQUIPMENT—0.3%
SolarEdge Technologies, Inc.*	30,361	6,983,941
SEMICONDUCTORS—5.1%
Advanced Micro Devices, Inc.*	375,220	22,535,713
First Solar, Inc.*	152,868	22,252,995
Marvell Technology, Inc.	745,305	29,573,703
NVIDIA Corp.	238,224	32,153,093
ON Semiconductor Corp.*	81,428	5,002,122
		111,517,626
SPECIALTY CHEMICALS—1.2%
Albemarle Corp.	62,987	17,628,172
The Sherwin-Williams Co.	39,300	8,843,679
		26,471,851
SYSTEMS SOFTWARE—12.8%
Crowdstrike Holdings, Inc., Cl. A*	28,730	4,631,276
Microsoft Corp.	1,024,293	237,769,134
Palo Alto Networks, Inc.*	132,390	22,716,800
ServiceNow, Inc.*	35,615	14,984,655
		280,101,865
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.1%
Apple, Inc.	873,530	133,947,090
TRUCKING—0.5%
Uber Technologies, Inc.*	370,308	9,839,084
TOTAL COMMON STOCKS
(Cost $1,492,698,651)		2,113,924,956

THE ALGER INSTITUTIONAL FUNDS

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	38,919	$1,699,204
(Cost $2,688,128)		1,699,204
REAL ESTATE INVESTMENT TRUST—0.4%	SHARES	VALUE
SPECIALIZED—0.4%
SBA Communications Corp., Cl. A	28,346	7,650,585
(Cost $7,408,985)		7,650,585
SPECIAL PURPOSE VEHICLE—0.1%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		3,252,120
(Cost $3,075,000)		3,252,120
Total Investments
(Cost $1,505,870,764)	97.0%	$2,126,526,865
Affiliated Securities (Cost $3,075,000)		3,252,120
Unaffiliated Securities (Cost $1,502,795,764)		2,123,274,745
Other Assets in Excess of Liabilities	3.0%	66,892,619
NET ASSETS	100.0%	$2,193,419,484

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Chime Financial, Inc., Series G	8/24/21	$2,688,128	0.06%	$1,699,204	0.08%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	3,075,000	0.08%	3,252,120	0.15%
Total				$4,951,324	0.23%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—95.2%	SHARES	VALUE
ADVERTISING—1.2%
The Trade Desk, Inc., Cl. A*	230,356	$12,264,153
AEROSPACE & DEFENSE—2.6%
TransDigm Group, Inc.	48,189	27,745,299
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Capri Holdings Ltd.*	77,883	3,557,695
APPLICATION SOFTWARE—4.4%
Datadog, Inc., Cl. A*	123,763	9,964,159
Intuit, Inc.	84,585	36,160,088
		46,124,247
AUTOMOBILE MANUFACTURERS—2.0%
General Motors Co.	61,940	2,431,145
Tesla, Inc.*	81,010	18,433,015
		20,864,160
BIOTECHNOLOGY—4.3%
AbbVie, Inc.	108,926	15,946,766
Biogen, Inc.*	31,791	9,010,841
Natera, Inc.*	427,962	20,097,096
		45,054,703
CASINOS & GAMING—3.8%
Flutter Entertainment PLC*	63,005	8,320,608
MGM Resorts International	894,541	31,818,824
		40,139,432
CONSTRUCTION MACHINERY & HEAVY TRUCKS—1.4%
Wabtec Corp.	155,711	14,524,722
DATA PROCESSING & OUTSOURCED SERVICES—4.3%
PayPal Holdings, Inc.*	91,729	7,666,710
Visa, Inc., Cl. A	179,528	37,191,020
		44,857,730
ELECTRIC UTILITIES—1.3%
NextEra Energy, Inc.	181,023	14,029,282
ELECTRICAL COMPONENTS & EQUIPMENT—2.7%
Eaton Corp., PLC	189,444	28,429,861
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
Zebra Technologies Corp., Cl. A*	32,154	9,106,656
FINANCIAL EXCHANGES & DATA—1.6%
S&P Global, Inc.	51,798	16,640,107
HEALTHCARE DISTRIBUTORS—2.9%
McKesson Corp.	76,954	29,963,579
HEALTHCARE EQUIPMENT—0.5%
TransMedics Group, Inc.*	119,691	5,771,500
HEALTHCARE FACILITIES—1.5%
Acadia Healthcare Co., Inc.*	188,102	15,292,693
HYPERMARKETS & SUPER CENTERS—0.7%
Costco Wholesale Corp.	15,743	7,895,114
INTERACTIVE HOME ENTERTAINMENT—0.8%
Take-Two Interactive Software, Inc.*	69,874	8,278,672
INTERACTIVE MEDIA & SERVICES—3.3%
Alphabet, Inc., Cl. C*	363,815	34,438,728

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—95.2% (CONT.)	SHARES	VALUE
INTERNET & DIRECT MARKETING RETAIL—8.9%
Alibaba Group Holding Ltd.#,*	104,202	$6,625,163
Amazon.com, Inc.*	740,688	75,876,079
Farfetch Ltd., Cl. A*	315,911	2,678,925
MercadoLibre, Inc.*	9,657	8,706,944
		93,887,111
LEISURE FACILITIES—0.6%
Vail Resorts, Inc.	27,769	6,085,021
LIFE SCIENCES TOOLS & SERVICES—2.9%
Danaher Corp.	123,013	30,958,682
MANAGED HEALTHCARE—6.3%
Centene Corp.*	181,622	15,461,481
UnitedHealth Group, Inc.	91,191	50,624,684
		66,086,165
METAL & GLASS CONTAINERS—0.6%
Ball Corp.	120,165	5,934,949
MOVIES & ENTERTAINMENT—4.7%
Live Nation Entertainment, Inc.*	458,984	36,539,716
Netflix, Inc.*	42,893	12,519,609
		49,059,325
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Antero Resources Corp.*	210,610	7,720,962
EOG Resources, Inc.	228,455	31,188,677
		38,909,639
PHARMACEUTICALS—0.5%
Reata Pharmaceuticals, Inc., Cl. A*	170,426	5,487,717
REGIONAL BANKS—1.7%
Signature Bank	110,729	17,553,868
RESTAURANTS—0.7%
Domino’s Pizza, Inc.	22,395	7,440,515
SEMICONDUCTORS—5.8%
Advanced Micro Devices, Inc.*	296,635	17,815,898
First Solar, Inc.*	98,006	14,266,734
Marvell Technology, Inc.	331,197	13,141,897
NVIDIA Corp.	119,263	16,096,927
		61,321,456
SYSTEMS SOFTWARE—12.0%
Microsoft Corp.	476,236	110,548,663
Palo Alto Networks, Inc.*	88,432	15,174,047
		125,722,710
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.8%
Apple, Inc.	397,837	61,004,326
TRUCKING—0.5%
Uber Technologies, Inc.*	206,937	5,498,316
TOTAL COMMON STOCKS
(Cost $903,217,580)		999,928,133

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2022 (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	$—
(Cost $345,713)		—
Total Investments
(Cost $903,563,293)	95.2%	$999,928,133
Affiliated Securities (Cost $345,713)		—
Unaffiliated Securities (Cost $903,217,580)		999,928,133
Other Assets in Excess of Liabilities	4.8%	50,837,033
NET ASSETS	100.0%	$1,050,765,166

#	American Depositary Receipts.
(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—91.2%	SHARES	VALUE
ADVERTISING—2.3%
The Trade Desk, Inc., Cl. A*	25,012	$1,331,639
AEROSPACE & DEFENSE—4.6%
HEICO Corp.	9,340	1,519,058
TransDigm Group, Inc.	1,946	1,120,429
		2,639,487
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Lululemon Athletica, Inc.*	3,286	1,081,226
APPAREL RETAIL—2.4%
Aritzia, Inc.*	32,014	1,241,738
Burlington Stores, Inc.*	1,043	149,107
		1,390,845
APPLICATION SOFTWARE—11.2%
Bill.com Holdings, Inc.*	3,387	451,690
Cadence Design Systems, Inc.*	7,360	1,114,231
Constellation Software, Inc.	693	1,002,080
Datadog, Inc., Cl. A*	6,767	544,811
Manhattan Associates, Inc.*	8,652	1,052,689
Paycom Software, Inc.*	3,060	1,058,760
Sprout Social, Inc., Cl. A*	10,385	626,527
The Descartes Systems Group, Inc.*	8,366	577,262
		6,428,050
AUTOMOTIVE RETAIL—3.5%
AutoZone, Inc.*	792	2,006,041
BIOTECHNOLOGY—4.9%
Alkermes PLC*	14,765	335,165
Apellis Pharmaceuticals, Inc.*	4,826	291,925
Celldex Therapeutics, Inc.*	11,173	392,507
Natera, Inc.*	19,531	917,176
Neurocrine Biosciences, Inc.*	5,016	577,442
Prometheus Biosciences, Inc.*	5,457	286,602
		2,800,817
BUILDING PRODUCTS—1.2%
Trex Co., Inc.*	14,334	689,322
CASINOS & GAMING—1.0%
MGM Resorts International	16,596	590,320
CONSTRUCTION MACHINERY & HEAVY TRUCKS—1.8%
Webtec Corp.	11,049	1,030,651
DIVERSIFIED METALS & MINING—1.5%
MP Materials Corp.*	29,209	877,438
ELECTRICAL COMPONENTS & EQUIPMENT—1.7%
AMETEK, Inc.	6,588	854,200
Generac Holdings, Inc.*	1,263	146,394
		1,000,594
ELECTRONIC COMPONENTS—0.8%
Amphenol Corp., Cl. A	5,777	438,070

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.2% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.8%
908 Devices, Inc.*	33,812	$540,654
Novanta, Inc.*	7,345	1,038,583
Trimble, Inc.*	9,587	576,754
		2,155,991
FINANCIAL EXCHANGES & DATA—2.6%
MSCI, Inc., Cl. A	3,162	1,482,535
HEALTHCARE DISTRIBUTORS—2.6%
McKesson Corp.	3,867	1,505,694
HEALTHCARE EQUIPMENT—2.5%
Insulet Corp.*	5,519	1,428,372
HEALTHCARE FACILITIES—1.9%
Acadia Healthcare Co., Inc.*	13,613	1,106,737
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	5,984	1,004,953
HOTELS RESORTS & CRUISE LINES—1.8%
Hilton Worldwide Holdings, Inc.	7,774	1,051,511
HYPERMARKETS & SUPER CENTERS—2.5%
BJ’s Wholesale Club Holdings, Inc.*	18,269	1,414,021
INSURANCE BROKERS—0.3%
Ryan Specialty Holdings, Inc., Cl. A*	3,440	154,284
INTERACTIVE HOME ENTERTAINMENT—1.3%
Take-Two Interactive Software, Inc.*	6,280	744,054
INTERNET SERVICES & INFRASTRUCTURE—0.6%
MongoDB, Inc., Cl. A*	1,761	322,316
IT CONSULTING & OTHER SERVICES—0.6%
EPAM Systems, Inc.*	1,003	351,050
LIFE SCIENCES TOOLS & SERVICES—3.1%
Repligen Corp.*	4,162	759,524
West Pharmaceutical Services, Inc.	4,323	994,722
		1,754,246
METAL & GLASS CONTAINERS—0.5%
Ball Corp.	5,326	263,051
MOVIES & ENTERTAINMENT—3.0%
Liberty Media Corp.-Liberty Formula One, Cl. C*	10,681	616,614
Live Nation Entertainment, Inc.*	13,993	1,113,983
		1,730,597
OIL & GAS EQUIPMENT & SERVICES—1.2%
Baker Hughes Co., Cl. A	24,661	682,123
OIL & GAS EXPLORATION & PRODUCTION—3.4%
Diamondback Energy, Inc.	12,546	1,971,102
PHARMACEUTICALS—0.7%
Jazz Pharmaceuticals PLC*	2,852	410,089
PROPERTY & CASUALTY INSURANCE—1.0%
Intact Financial Corp.	3,857	586,095
REGIONAL BANKS—1.6%
First Republic Bank	5,399	648,420
SVB Financial Group*	1,285	296,784
		945,204

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—91.2% (CONT.)	SHARES	VALUE
RESEARCH & CONSULTING SERVICES—2.6%
CoStar Group, Inc.*	15,886	$1,314,090
Verisk Analytics, Inc., Cl. A	1,133	207,146
		1,521,236
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	523	783,627
The Cheesecake Factory, Inc.	12,493	447,374
		1,231,001
SEMICONDUCTOR EQUIPMENT—3.4%
Enphase Energy, Inc.*	1,934	593,738
KLA Corp.	2,417	764,860
Onto Innovation, Inc.*	2,111	141,099
SolarEdge Technologies, Inc.*	1,981	455,689
		1,955,386
SEMICONDUCTORS—2.2%
Microchip Technology, Inc.	13,137	811,078
ON Semiconductor Corp.*	7,257	445,798
		1,256,876
SYSTEMS SOFTWARE—3.4%
Crowdstrike Holdings, Inc., Cl. A*	4,439	715,567
Palo Alto Networks, Inc.*	7,143	1,225,667
		1,941,234
TRUCKING—2.0%
Old Dominion Freight Line, Inc.	4,159	1,142,061
TOTAL COMMON STOCKS
(Cost $53,536,192)		52,416,319
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	—
(Cost $747,040)		—
RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Tolero CDR*,@,(b),(c)	422,928	253,757
(Cost $226,186)		253,757
SPECIAL PURPOSE VEHICLE—1.4%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.4%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		581,680
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)		239,886
		821,566
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $775,000)		821,566
Total Investments
(Cost $55,284,418)	93.1%	$53,491,642
Affiliated Securities (Cost $1,522,040)		821,566
Unaffiliated Securities (Cost $53,762,378)		52,670,076
Other Assets in Excess of Liabilities	6.9%	3,963,264
NET ASSETS	100.0%	$57,454,906

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 10/31/2022
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$550,000	0.50%	$581,680	1.01%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	225,000	0.19%	239,886	0.41%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	0	0.00%
Tolero CDR	2/6/17	226,186	0.23%	253,757	0.45%
Total				$1,075,323	1.87%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022

COMMON STOCKS—90.8%	SHARES	VALUE
ADVERTISING—0.3%
Magnite, Inc.*	79,050	$576,274
AEROSPACE & DEFENSE—3.9%
HEICO Corp.	24,445	3,975,735
Hexcel Corp.	12,082	672,967
Mercury Systems, Inc.*	42,210	2,042,964
		6,691,666
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Capri Holdings Ltd.*	48,779	2,228,225
APPAREL RETAIL—1.8%
Aritzia, Inc.*	55,487	2,152,194
Victoria’s Secret & Co.*	23,844	896,534
		3,048,728
APPLICATION SOFTWARE—20.3%
ACI Worldwide, Inc.*	101,092	2,459,568
Appfolio, Inc., Cl. A*	6,841	857,656
Bill.com Holdings, Inc.*	21,313	2,842,302
Blackbaud, Inc.*	33,487	1,831,739
Blackline, Inc.*	33,099	1,853,544
Digital Turbine, Inc.*	24,873	363,146
Everbridge, Inc.*	41,398	1,296,999
ForgeRock, Inc., Cl. A*	13,629	307,470
Guidewire Software, Inc.*	18,847	1,119,700
HubSpot, Inc.*	7,568	2,244,366
Manhattan Associates, Inc.*	30,087	3,660,685
Paycom Software, Inc.*	11,443	3,959,278
Q2 Holdings, Inc.*	53,734	1,667,903
SEMrush Holdings, Inc., Cl. A*	46,175	564,720
Smartsheet, Inc., Cl. A*	35,340	1,234,073
Sprout Social, Inc., Cl. A*	42,926	2,589,726
SPS Commerce, Inc.*	34,047	4,307,627
Vertex, Inc., Cl. A*	91,180	1,643,064
		34,803,566
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc.	4,946	614,095
BIOTECHNOLOGY—2.8%
Alkermes PLC*	18,355	416,658
CareDx, Inc.*	122,787	2,444,689
Celldex Therapeutics, Inc.*	14,712	516,833
Karuna Therapeutics, Inc.*	6,583	1,443,915
		4,822,095
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
DLocal Ltd., Cl. A*	78,350	1,747,205
Marqeta, Inc., Cl. A*	72,116	568,274
		2,315,479
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	20,574	780,372
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Sunrun, Inc.*	35,463	798,272

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—90.8% (CONT.)	SHARES	VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.7%
908 Devices, Inc.*	47,107	$753,241
Cognex Corp.	46,278	2,139,432
		2,892,673
FOOD DISTRIBUTORS—2.4%
The Chefs’ Warehouse, Inc.*	44,268	1,621,537
US Foods Holding Corp.*	84,424	2,512,458
		4,133,995
HEALTHCARE DISTRIBUTORS—0.1%
PetIQ, Inc., Cl. A*	28,532	234,533
HEALTHCARE EQUIPMENT—8.8%
Impulse Dynamics NV, Series E*,@,(a)	532,406	1,756,940
Inmode Ltd.*	82,494	2,831,194
Insulet Corp.*	13,408	3,470,124
Mesa Laboratories, Inc.	10,542	1,393,758
Paragon 28, Inc.*	33,317	665,341
QuidelOrtho Corp.*	35,750	3,211,065
Tandem Diabetes Care, Inc.*	33,453	1,878,386
		15,206,808
HEALTHCARE SERVICES—1.2%
Guardant Health, Inc.*	27,170	1,344,915
Privia Health Group, Inc.*	22,208	743,524
		2,088,439
HEALTHCARE SUPPLIES—0.5%
Neogen Corp.*	67,557	891,752
HEALTHCARE TECHNOLOGY—1.6%
Definitive Healthcare Corp., Cl. A*	15,084	238,026
Doximity, Inc., Cl. A*	8,546	226,213
Renalytix PLC#,*	72,215	140,819
Sophia Genetics SA*	37,512	82,526
Veeva Systems, Inc., Cl. A*	12,713	2,135,021
		2,822,605
HOMEBUILDING—0.4%
Skyline Champion Corp.*	10,714	623,662
HOMEFURNISHING RETAIL—0.4%
Arhaus, Inc., Cl. A*	22,323	185,950
Bed Bath & Beyond, Inc.*	97,012	443,345
		629,295
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Upwork, Inc.*	62,753	844,028
HYPERMARKETS & SUPER CENTERS—3.5%
BJ’s Wholesale Club Holdings, Inc.*	76,841	5,947,493
INDUSTRIAL MACHINERY—0.5%
Gates Industrial Corp., PLC*	75,398	840,688
INTERACTIVE HOME ENTERTAINMENT—1.1%
Take-Two Interactive Software, Inc.*	16,070	1,903,974

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—90.8% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—1.3%
Bumble, Inc., Cl. A*	31,578	$802,081
Tripadvisor, Inc.*	58,728	1,387,156
		2,189,237
INTERNET & DIRECT MARKETING RETAIL—1.4%
Farfetch Ltd., Cl. A*	62,944	533,765
The RealReal, Inc.*	125,207	211,600
Xometry, Inc., Cl. A*	29,075	1,746,244
		2,491,609
LEISURE FACILITIES—0.9%
Planet Fitness, Inc., Cl. A*	23,474	1,537,078
LIFE SCIENCES TOOLS & SERVICES—9.0%
Akoya Biosciences, Inc.*	64,191	882,626
Alpha Teknova, Inc.*	14,922	68,492
Bio-Techne Corp.	16,146	4,783,414
CryoPort, Inc.*	56,843	1,577,962
Cytek Biosciences, Inc.*	26,270	407,710
ICON PLC*	8,621	1,705,579
Maravai LifeSciences Holdings, Inc., Cl. A*	20,363	338,026
MaxCyte, Inc.*	22,704	157,112
NanoString Technologies, Inc.*	99,198	1,037,611
NeoGenomics, Inc.*	176,420	1,341,674
Personalis, Inc.*	50,460	134,728
Rapid Micro Biosystems, Inc., Cl. A*	30,292	88,452
Repligen Corp.*	15,832	2,889,182
		15,412,568
MANAGED HEALTHCARE—2.2%
HealthEquity, Inc.*	49,165	3,830,445
MOVIES & ENTERTAINMENT—2.0%
Live Nation Entertainment, Inc.*	44,292	3,526,086
OIL & GAS EQUIPMENT & SERVICES—1.1%
ChampionX Corp.	36,367	1,040,824
ProPetro Holding Corp.*	74,549	882,660
		1,923,484
OIL & GAS EXPLORATION & PRODUCTION—6.3%
Coterra Energy, Inc.	38,468	1,197,509
Magnolia Oil & Gas Corp., Cl. A	377,316	9,689,475
		10,886,984
REGIONAL BANKS—1.0%
Webster Financial Corp.	30,740	1,667,952
RESEARCH & CONSULTING SERVICES—0.4%
LegalZoom.com, Inc.*	67,471	624,107
RESTAURANTS—5.5%
Shake Shack, Inc., Cl. A*	50,857	2,826,124
The Cheesecake Factory, Inc.	81,719	2,926,357
Wingstop, Inc.	22,844	3,618,261
		9,370,742
SEMICONDUCTOR EQUIPMENT—0.7%
SolarEdge Technologies, Inc.*	4,918	1,131,288

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

COMMON STOCKS—90.8% (CONT.)	SHARES	VALUE
SEMICONDUCTORS—0.7%
Universal Display Corp.	12,812	$1,219,959
SPECIALTY CHEMICALS—2.6%
Balchem Corp.	31,897	4,459,201
TOTAL COMMON STOCKS
(Cost $144,445,196)		156,009,457
PREFERRED STOCKS—2.9%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	—
DATA PROCESSING & OUTSOURCED SERVICES—2.9%
Chime Financial, Inc., Series G*,@,(a)	114,399	4,994,660
TOTAL PREFERRED STOCKS
(Cost $8,501,200)		4,994,660
RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(a),(c)	528,559	317,135
(Cost $285,725)		317,135
REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
RETAIL—1.3%
Tanger Factory Outlet Centers, Inc.	121,752	2,192,754
(Cost $2,004,109)		2,192,754
SPECIAL PURPOSE VEHICLE—1.0%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)		1,348,440
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)		346,502
		1,694,942
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,600,000)		1,694,942
Total Investments
(Cost $156,836,230)	96.2%	$165,208,948
Affiliated Securities (Cost $2,199,684)		1,694,942
Unaffiliated Securities (Cost $154,636,546)		163,514,006
Other Assets in Excess of Liabilities	3.8%	6,554,069
NET ASSETS	100.0%	$171,763,017

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2022 (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2022
Chime Financial, Inc., Series G	8/24/21	$7,901,516	2.12%	$4,994,660	2.91%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	1,275,000	0.49%	1,348,440	0.79%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	325,000	0.11%	346,502	0.20%
Impulse Dynamics NV, Series E	2/11/22	1,756,940	0.71%	1,756,940	1.02%
Prosetta Biosciences, Inc., Series D	2/6/15	599,684	0.10%	0	0.00%
Tolero CDR	2/6/17	285,725	0.16%	317,135	0.18%
Total				$8,763,677	5.10%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2022

	Alger Capital Appreciation Institutional Fund		Alger Focus Equity Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$2,123,274,745		$999,928,133
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,252,120		—
Cash and cash equivalents	74,687,796		66,720,356
Foreign cash †	756		—
Receivable for investment securities sold	40,584,747		13,463,118
Receivable for shares of beneficial interest sold	564,142		851,970
Dividends and interest receivable	835,320		333,135
Receivable from Investment Manager	45,532		5,276
Prepaid expenses	122,701		113,837
Total Assets	2,243,367,859		1,081,415,825

LIABILITIES:
Payable for investment securities purchased	42,147,043		28,917,290
Payable for shares of beneficial interest redeemed	5,200,228		1,004,830
Accrued investment advisory fees	1,471,694		454,477
Accrued distribution fees	131,614		51,955
Accrued shareholder servicing fees	321,561		9,296
Accrued shareholder administrative fees	18,460		9,365
Accrued administrative fees	50,766		24,035
Accrued transfer agent fees	410,304		44,064
Accrued fund accounting fees	61,002		32,662
Accrued professional fees	59,291		42,962
Accrued printing fees	41,334		38,893
Accrued custodian fees	21,313		12,649
Accrued trustee fees	8,188		3,230
Accrued tax payable	566		953
Accrued other expenses	5,011		3,998
Total Liabilities	49,948,375		30,650,659
NET ASSETS	$2,193,419,484		$1,050,765,166

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,536,769,228		1,175,123,108
Distributable earnings (Distributions in excess of earnings)	656,650,256		(124,357,942)
NET ASSETS	$2,193,419,484		$1,050,765,166
* Identified cost	$1,502,795,764	(a)	$903,217,580	(b)
** Identified cost	$3,075,000	(a)	$345,713	(b)
† Cost of foreign cash	$1,781		$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

NET ASSETS BY CLASS:
Class A	$—	$70,778,131
Class C	$—	$45,186,107
Class I	$1,213,735,646	$44,606,796
Class R	$314,105,841	$—
Class Y	$375,693,061	$126,406,224
Class Z	$—	$763,787,908
Class Z-2	$289,884,936	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,861,755
Class C	—	1,306,706
Class I	44,424,845	1,164,118
Class R	14,445,332	—
Class Y	13,310,867	3,197,755
Class Z	—	19,380,871
Class Z-2	10,312,511	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$38.02
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$40.12
Class C — Net Asset Value Per Share Class C	$—	$34.58
Class I — Net Asset Value Per Share Class I	$27.32	$38.32
Class R — Net Asset Value Per Share Class R	$21.74	$—
Class Y — Net Asset Value Per Share Class Y	$28.22	$39.53
Class Z — Net Asset Value Per Share Class Z	$—	$39.41
Class Z-2 — Net Asset Value Per Share Class Z-2	$28.11	$—

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,539,114,567, amounted to $587,412,298 which consisted of aggregate gross unrealized appreciation of $696,463,859 and aggregate gross unrealized depreciation of $109,051,561.
(b)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $937,568,241, amounted to $62,359,892 which consisted of aggregate gross unrealized appreciation of $135,447,954 and aggregate gross unrealized depreciation of $73,088,062.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Mid Cap Growth Institutional Fund		Alger Small Cap Growth Institutional Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$52,670,076		$163,514,006
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	821,566		1,694,942
Cash and cash equivalents	4,743,254		7,160,948
Receivable for shares of beneficial interest sold	183,532		229,746
Dividends and interest receivable	3,734		26,785
Receivable from Investment Manager	1,238		—
Prepaid expenses	8,429		47,982
Total Assets	58,431,829		172,674,409

LIABILITIES:
Payable for investment securities purchased	421,144		347,667
Payable for shares of beneficial interest redeemed	419,641		318,450
Accrued investment advisory fees	36,107		111,964
Accrued distribution fees	1,757		1,942
Accrued shareholder servicing fees	9,717		17,076
Accrued shareholder administrative fees	475		1,382
Accrued administrative fees	1,307		3,801
Accrued professional fees	47,277		47,253
Accrued transfer agent fees	15,290		26,177
Accrued fund accounting fees	8,927		12,206
Accrued printing fees	5,986		13,210
Accrued custodian fees	4,524		4,439
Accrued trustee fees	227		683
Accrued tax payable	881		998
Accrued other expenses	3,663		4,144
Total Liabilities	976,923		911,392
NET ASSETS	$57,454,906		$171,763,017

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	79,011,641		167,697,610
Distributable earnings (Distributions in excess of earnings)	(21,556,735)		4,065,407
NET ASSETS	$57,454,906		$171,763,017
* Identified cost	$53,762,378	(a)	$154,636,546	(b)
** Identified cost	$1,522,040	(a)	$2,199,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2022 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

NET ASSETS BY CLASS:
Class I	$42,476,996	$80,965,204
Class R	$4,281,573	$4,790,962
Class Z-2	$10,696,337	$86,006,851

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,478,282	5,360,626
Class R	324,687	456,256
Class Z-2	602,325	5,560,953

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$17.14	$15.10
Class R — Net Asset Value Per Share Class R	$13.19	$10.50
Class Z-2 — Net Asset Value Per Share Class Z-2	$17.76	$15.47

See Notes to Financial Statements.

(a)	At October 31, 2022, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $55,959,208, amounted to $2,467,566 which consisted of aggregate gross unrealized appreciation of $3,558,137 and aggregate gross unrealized depreciation of $6,025,703.
(b)	At October 31, 2022, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $158,017,768, amounted to $7,191,180 which consisted of aggregate gross unrealized appreciation of $46,930,687, and aggregate gross unrealized depreciation of $39,739,507.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2022

	Alger Capital Appreciation Institutional Fund	Alger Focus Equity Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$21,204,384	$9,273,514
Interest	243,851	296,826
Total Income	21,448,235	9,570,340

EXPENSES:
Investment advisory fees — Note 3(a)	22,565,527	6,700,203
Distribution fees — Note 3(c)
Class A	—	224,764
Class C	—	552,242
Class R	2,041,029	—
Shareholder servicing fees — Note 3(k)	5,238,131	147,293
Shareholder administrative fees — Note 3(f)	300,308	138,284
Administration fees — Note 3(b)	825,846	354,338
Transfer agent fees — Note 3(f)	1,498,235	245,262
Fund accounting fees	401,811	209,475
Registration fees	170,814	125,344
Professional fees	128,969	67,016
Custodian fees	121,517	66,565
Trustee fees — Note 3(g)	111,446	47,896
Printing fees	103,825	98,780
Interest expenses	60,029	111
Other expenses	136,013	55,640
Total Expenses	33,703,500	9,033,213
Less, expense reimbursements/waivers — Note 3(a)	(404,097)	(60,003)
Net Expenses	33,299,403	8,973,210
NET INVESTMENT INCOME (LOSS)	(11,851,168)	597,130

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	65,532,455	(211,127,008)
Net realized gain on redemption-in-kind	—	77,070,975
Net realized (loss) on foreign currency transactions	(1,938)	(4,814)
Net change in unrealized (depreciation) on unaffiliated investments	(1,383,843,957)	(402,429,281)
Net change in unrealized (depreciation) on affiliated investments	(1,671,324)	—
Net change in unrealized (depreciation) on foreign currency	(19,945)	(8,896)
Net realized and unrealized (loss) on investments and foreign currency	(1,320,004,709)	(536,499,024)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,331,855,877)	$(535,901,894)
* Foreign withholding taxes	$332,425	$110,902

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2022 (Continued)

	Alger Mid Cap Growth Institutional Fund	Alger Small Cap Growth Institutional Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$397,626	$570,712
Interest	17,288	17,290
Total Income	414,914	588,002

EXPENSES:
Investment advisory fees — Note 3(a)	588,866	1,805,042
Distribution fees — Note 3(c)
Class R	25,967	32,636
Shareholder servicing fees — Note 3(k)	152,790	284,760
Shareholder administrative fees — Note 3(f)	7,748	22,284
Administration fees — Note 3(b)	21,308	61,282
Transfer agent fees — Note 3(f)	56,996	103,653
Fund accounting fees	62,882	79,087
Registration fees	67,111	52,230
Professional fees	39,500	46,135
Custodian fees	16,777	20,875
Printing fees	9,990	25,965
Trustee fees — Note 3(g)	2,815	8,291
Interest expenses	1,079	787
Other expenses	18,818	29,275
Total Expenses	1,072,647	2,572,302
Less, expense reimbursements/waivers — Note 3(a)	(16,073)	—
Net Expenses	1,056,574	2,572,302
NET INVESTMENT LOSS	(641,660)	(1,984,300)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(18,405,551)	(2,411,618)
Net realized gain (loss) on foreign currency transactions	(1,098)	7,234
Net change in unrealized (depreciation) on unaffiliated investments	(25,271,608)	(130,013,323)
Net change in unrealized (depreciation) on affiliated investments	(438,643)	(894,787)
Net change in unrealized (depreciation) on foreign currency	(241)	—
Net realized and unrealized (loss) on investments and foreign currency	(44,117,141)	(133,312,494)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,758,801)	$(135,296,794)
* Foreign withholding taxes	$1,663	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(11,851,168)	$(23,737,965)
Net realized gain on investments and foreign currency	65,530,517	791,432,568
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,385,535,226)	440,334,204
Net increase (decrease) in net assets resulting from operations	(1,331,855,877)	1,208,028,807

Dividends and distributions to shareholders:
Class I	(363,087,549)	(334,101,515)
Class R	(104,193,164)	(93,628,884)
Class Y	(107,008,462)	(77,891,544)
Class Z-2	(98,406,277)	(83,783,950)
Total dividends and distributions to shareholders	(672,695,452)	(589,405,893)

Increase (decrease) from shares of beneficial interest transactions:
Class I	14,863,696	(139,462,617)
Class R	47,593,993	(38,173,960)
Class Y	2,173,418	92,435,215
Class Z-2	(52,701,947)	3,399,124
Net increase (decrease) from shares of beneficial interest transactions — Note 6	11,929,160	(81,802,238)
Total increase (decrease)	(1,992,622,169)	536,820,676

Net Assets:
Beginning of period	4,186,041,653	3,649,220,977
END OF PERIOD	$2,193,419,484	$4,186,041,653

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Focus Equity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment income (loss)	$597,130	$(2,905,833)
Net realized gain (loss) on investments, redemption-in-kind and foreign currency	(134,060,847)	203,135,590
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(402,438,177)	212,034,428
Net increase (decrease) in net assets resulting from operations	(535,901,894)	412,264,185

Dividends and distributions to shareholders:
Class A	(14,410,192)	(5,562,411)
Class C	(9,232,177)	(4,078,168)
Class I	(9,193,544)	(4,326,616)
Class Y	(23,615,638)	(8,557,155)
Class Z	(141,604,729)	(50,310,167)
Total dividends and distributions to shareholders	(198,056,280)	(72,834,517)

Increase (decrease) from shares of beneficial interest transactions:
Class A	4,544,150	4,333,928
Class C	7,434,543	(1,734,591)
Class I	(1,308,388)	(2,647,367)
Class Y	20,978,234	31,724,594
Class Z	123,710,295	180,694,073
Net increase from shares of beneficial interest transactions — Note 6	155,358,834	212,370,637
Total increase (decrease)	(578,599,340)	551,800,305

Net Assets:
Beginning of period	1,629,364,506	1,077,564,201
END OF PERIOD	$1,050,765,166	$1,629,364,506

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(641,660)	$(1,265,616)
Net realized gain (loss) on investments and foreign currency	(18,406,649)	48,753,268
Net change in unrealized depreciation on investments and foreign currency	(25,710,492)	(5,046,399)
Net increase (decrease) in net assets resulting from operations	(44,758,801)	42,441,253

Dividends and distributions to shareholders:
Class I	(33,226,128)	(11,492,230)
Class R	(3,288,321)	(841,887)
Class Z-2	(10,135,108)	(2,277,430)
Total dividends and distributions to shareholders	(46,649,557)	(14,611,547)

Increase (decrease) from shares of beneficial interest transactions:
Class I	22,295,011	(22,600,674)
Class R	3,055,134	(94,668)
Class Z-2	5,321,195	3,284,423
Net increase (decrease) from shares of beneficial interest transactions — Note 6	30,671,340	(19,410,919)
Total increase (decrease)	(60,737,018)	8,418,787

Net Assets:
Beginning of period	118,191,924	109,773,137
END OF PERIOD	$57,454,906	$118,191,924

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021

Net investment loss	$(1,984,300)	$(3,289,096)
Net realized gain (loss) on investments and foreign currency	(2,404,384)	59,633,392
Net change in unrealized appreciation (depreciation) on investments	(130,908,110)	22,048,878
Net increase (decrease) in net assets resulting from operations	(135,296,794)	78,393,174

Dividends and distributions to shareholders:
Class I	(28,859,482)	(9,442,561)
Class R	(2,153,880)	(741,154)
Class Z-2	(26,627,936)	(6,376,030)
Total dividends and distributions to shareholders	(57,641,298)	(16,559,745)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(5,332,357)	(6,833,467)
Class R	1,128,070	(2,219,896)
Class Z-2	8,441,346	46,607,240
Net increase from shares of beneficial interest transactions — Note 6	4,237,059	37,553,877
Total increase (decrease)	(188,701,033)	99,387,306

Net Assets:
Beginning of period	360,464,050	261,076,744
END OF PERIOD	$171,763,017	$360,464,050

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$50.16	$43.16	$35.43	$34.51	$33.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.15)	(0.29)	(0.14)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(14.69)	14.23	11.44	4.54	2.79
Total from investment operations	(14.84)	13.94	11.30	4.47	2.74
Distributions from net realized gains	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$27.32	$50.16	$43.16	$35.43	$34.51
Total return	(34.91)%	35.72%	34.58%	15.20%	8.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,213,736	$2,313,493	$2,105,435	$2,028,574	$2,259,000
Ratio of gross expenses to average net assets	1.16%	1.12%	1.13%	1.16%	1.15%
Ratio of expense reimbursements to average net assets	—	—	—	—	— (ii)
Ratio of net expenses to average net assets	1.16%	1.12%	1.13%	1.16%	1.15%
Ratio of net investment loss to average net assets	(0.45)%	(0.63)%	(0.36)%	(0.21)%	(0.16)%
Portfolio turnover rate	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional

Fund			Class R
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$41.74	$37.10	$31.05	$30.83	$30.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.24)	(0.41)	(0.26)	(0.20)	(0.19)
Net realized and unrealized gain (loss) on investments	(11.76)	11.99	9.88	3.97	2.51
Total from investment operations	(12.00)	11.58	9.62	3.77	2.32
Distributions from net realized gains	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$21.74	$41.74	$37.10	$31.05	$30.83
Total return	(35.20)%	35.10%	33.99%	14.69%	7.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$314,106	$553,283	$520,172	$525,018	$595,010
Ratio of gross expenses to average net assets	1.59%	1.56%	1.58%	1.61%	1.59%
Ratio of expense reimbursements to average net assets	—	—	—	—	— (ii)
Ratio of net expenses to average net assets	1.59%	1.56%	1.58%	1.61%	1.59%
Ratio of net investment loss to average net assets	(0.88)%	(1.07)%	(0.80)%	(0.67)%	(0.60)%
Portfolio turnover rate	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional

Fund			Class Y
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$51.36	$43.91	$35.86	$34.75	$34.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.01)	(0.13)	— (ii)	0.05	0.08
Net realized and unrealized gain (loss) on investments	(15.13)	14.52	11.62	4.61	2.81
Total from investment operations	(15.14)	14.39	11.62	4.66	2.89
Distributions from net realized gains	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$28.22	$51.36	$43.91	$35.86	$34.75
Total return	(34.65)%	36.19%	35.10%	15.69%	8.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$375,693	$678,853	$484,362	$337,299	$166,778
Ratio of gross expenses to average net assets	0.84%	0.79%	0.82%	0.84%	0.83%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.04)%	(0.07)%	(0.09)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.73%
Ratio of net investment income (loss) to average net assets	(0.04)%	(0.27)%	(0.01)%	0.14%	0.22%
Portfolio turnover rate	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional

Fund			Class Z-2
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$51.23	$43.83	$35.82	$34.74	$34.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.05)	(0.14)	(0.02)	0.03	0.06
Net realized and unrealized gain (loss) on investments	(15.07)	14.48	11.60	4.60	2.79
Total from investment operations	(15.12)	14.34	11.58	4.63	2.85
Distributions from net realized gains	(8.00)	(6.94)	(3.57)	(3.55)	(2.19)
Net asset value, end of period	$28.11	$51.23	$43.83	$35.82	$34.74
Total return	(34.70)%	36.13%	35.02%	15.56%	8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$289,885	$640,412	$539,253	$464,636	$463,046
Ratio of gross expenses to average net assets	0.84%	0.79%	0.82%	0.83%	0.82%
Ratio of expense reimbursements to average net assets	—	—	—	—	— (ii)
Ratio of net expenses to average net assets	0.84%	0.79%	0.82%	0.83%	0.82%
Ratio of net investment income (loss) to average net assets	(0.13)%	(0.31)%	(0.05)%	0.10%	0.16%
Portfolio turnover rate	106.51%	78.70%	83.95%	80.36%	64.77%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund				Class A
	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$65.10		$50.77	$37.33	$34.00	$31.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)		(0.25)	(0.07)	— (ii)	(0.06)
Net realized and unrealized gain (loss) on investments	(19.02)		17.97	14.29	4.95	3.55
Total from investment operations	(19.12)		17.72	14.22	4.95	3.49
Dividends from net investment income	—		—	(0.02)	—	—
Distributions from net realized gains	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$38.02		$65.10	$50.77	$37.33	$34.00
Total return(iii)	(33.34)%		36.37%	38.75%	15.56%	11.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$70,778		$118,641	$89,028	$53,533	$43,621
Ratio of gross expenses to average net assets	0.95%		0.92%	0.95%	1.00%	1.03%
Ratio of net expenses to average net assets	0.95%		0.92%	0.95%	1.00%	1.03%
Ratio of net investment loss to average net assets	(0.21)%		(0.43)%	(0.16)%	(0.01)%	(0.17)%
Portfolio turnover rate	126.01	%(iv)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund				Class C
	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$60.35		$47.63	$35.30	$32.47	$30.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.41)		(0.65)	(0.38)	(0.26)	(0.31)
Net realized and unrealized gain (loss) on investments	(17.40)		16.76	13.47	4.71	3.42
Total from investment operations	(17.81)		16.11	13.09	4.45	3.11
Distributions from net realized gains	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$34.58		$60.35	$47.63	$35.30	$32.47
Total return(ii)	(33.85)%		35.33%	37.73%	14.68%	10.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,186		$70,664	$57,067	$37,169	$26,366
Ratio of gross expenses to average net assets	1.70%		1.68%	1.71%	1.75%	1.80%
Ratio of net expenses to average net assets	1.70%		1.68%	1.71%	1.75%	1.80%
Ratio of net investment loss to average net assets	(0.96)%		(1.19)%	(0.91)%	(0.77)%	(0.93)%
Portfolio turnover rate	126.01	%(iii)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund				Class I
	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$65.54		$51.07	$37.56	$34.17	$31.88
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.07)		(0.23)	(0.03)	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	(19.19)		18.09	14.37	5.00	3.57
Total from investment operations	(19.26)		17.86	14.34	5.01	3.52
Dividends from net investment income	—		— (ii)	(0.07)	—	—
Distributions from net realized gains	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$38.32		$65.54	$51.07	$37.56	$34.17
Total return(iii)	(33.33)%		36.44%	38.81%	15.66%	11.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,607		$77,895	$63,658	$68,705	$37,070
Ratio of gross expenses to average net assets	0.91%		0.89%	0.93%	0.96%	1.02%
Ratio of expense reimbursements to average net assets	—		(0.01)%	(0.04)%	(0.04)%	(0.02)%
Ratio of net expenses to average net assets	0.91%		0.88%	0.89%	0.92%	1.00%
Ratio of net investment income (loss) to average net assets	(0.15)%		(0.39)%	(0.06)%	0.04%	(0.13)%
Portfolio turnover rate	126.01	%(iv)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Amount was less than $0.005 per share.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund				Class Y
	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$67.15		$52.12	$38.29	$34.79	$32.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.08		(0.06)	0.07	0.12	0.04
Net realized and unrealized gain (loss) on investments	(19.74)		18.50	14.65	5.08	3.65
Total from investment operations	(19.66)		18.44	14.72	5.20	3.69
Dividends from net investment income	—		(0.02)	(0.13)	(0.08)	—
Distributions from net realized gains	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$39.53		$67.15	$52.12	$38.29	$34.79
Total return(ii)	(33.10)%		36.84%	39.17%	15.97%	11.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$126,406		$194,908	$121,688	$69,175	$57,880
Ratio of gross expenses to average net assets	0.62%		0.61%	0.63%	0.66%	0.70%
Ratio of expense reimbursements to average net assets	(0.04)%		(0.03)%	—	(0.01)%	(0.05)%
Ratio of net expenses to average net assets	0.58%		0.58%	0.63%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.16%		(0.10)%	0.16%	0.34%	0.11%
Portfolio turnover rate	126.01	%(iii)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund				Class Z
	Year ended 10/31/2022		Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$67.00		$52.02	$38.21	$34.73	$32.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.06		(0.08)	0.06	0.11	0.05
Net realized and unrealized gain (loss) on investments	(19.69)		18.47	14.64	5.07	3.63
Total from investment operations	(19.63)		18.39	14.70	5.18	3.68
Dividends from net investment income	—		(0.02)	(0.13)	(0.08)	—
Distributions from net realized gains	(7.96)		(3.39)	(0.76)	(1.62)	(1.23)
Net asset value, end of period	$39.41		$67.00	$52.02	$38.21	$34.73
Total return(ii)	(33.13)%		36.81%	39.20%	15.93%	11.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$763,788		$1,167,256	$746,122	$351,530	$172,900
Ratio of gross expenses to average net assets	0.62%		0.61%	0.63%	0.66%	0.71%
Ratio of expense reimbursements to average net assets	—		—	—	—	(0.02)%
Ratio of net expenses to average net assets	0.62%		0.61%	0.63%	0.66%	0.69%
Ratio of net investment income (loss) to average net assets	0.12%		(0.13)%	0.13%	0.29%	0.15%
Portfolio turnover rate	126.01	%(iii)	107.82%	99.52%	134.50%	135.54%

See Notes to Financial Statements.

(i)	Amount was computed based on average shares outstanding during the period.
(ii)	Does not reflect the effect of sales charges, if applicable.
(iii)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund			Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$50.80	$40.47	$31.04	$30.20	$28.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.45)	(0.27)	(0.21)	(0.25)
Net realized and unrealized gain (loss) on investments	(13.62)	16.11	12.27	3.03	1.80
Total from investment operations	(13.81)	15.66	12.00	2.82	1.55
Distributions from net realized gains	(19.85)	(5.33)	(2.57)	(1.98)	—
Net asset value, end of period	$17.14	$50.80	$40.47	$31.04	$30.20
Total return	(39.51)%	41.08%	41.71%	10.76%	5.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$42,477	$85,297	$86,228	$73,274	$79,954
Ratio of gross expenses to average net assets	1.43%	1.27%	1.35%	1.35%	1.34%
Ratio of net expenses to average net assets	1.43%	1.27%	1.35%	1.35%	1.34%
Ratio of net investment loss to average net assets	(0.89)%	(0.97)%	(0.80)%	(0.70)%	(0.80)%
Portfolio turnover rate	199.22%	171.43%	180.30%	182.64%	127.57%

See Notes to Financial Statements.

(i)       Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund			Class R
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$44.37	$36.07	$28.06	$27.64	$26.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.22)	(0.59)	(0.36)	(0.32)	(0.36)
Net realized and unrealized gain (loss) on investments	(11.11)	14.22	10.94	2.72	1.65
Total from investment operations	(11.33)	13.63	10.58	2.40	1.29
Distributions from net realized gains	(19.85)	(5.33)	(2.57)	(1.98)	—
Net asset value, end of period	$13.19	$44.37	$36.07	$28.06	$27.64
Total return	(39.77)%	40.42%	41.03%	10.24%	4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,282	$7,426	$6,093	$7,952	$10,672
Ratio of gross expenses to average net assets	1.88%	1.75%	1.83%	1.85%	1.82%
Ratio of net expenses to average net assets	1.88%	1.75%	1.83%	1.85%	1.82%
Ratio of net investment loss to average net assets	(1.33)%	(1.46)%	(1.22)%	(1.18)%	(1.28)%
Portfolio turnover rate	199.22%	171.43%	180.30%	182.64%	127.57%

See Notes to Financial Statements.

(i)       Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund			Class Z-2
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$51.68	$40.99	$31.31	$30.36	$28.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.10)	(0.32)	(0.16)	(0.12)	(0.17)
Net realized and unrealized gain (loss) on investments	(13.97)	16.34	12.41	3.05	1.81
Total from investment operations	(14.07)	16.02	12.25	2.93	1.64
Distributions from net realized gains	(19.85)	(5.33)	(2.57)	(1.98)	—
Net asset value, end of period	$17.76	$51.68	$40.99	$31.31	$30.36
Total return	(39.24)%	41.50%	42.18%	11.08%	5.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,696	$25,469	$17,452	$12,409	$11,316
Ratio of gross expenses to average net assets	1.09%	0.97%	1.05%	1.09%	1.08%
Ratio of expense reimbursements to average net assets	(0.10)%	—	(0.01)%	(0.04)%	(0.03)%
Ratio of net expenses to average net assets	0.99%	0.97%	1.04%	1.05%	1.05%
Ratio of net investment loss to average net assets	(0.46)%	(0.68)%	(0.48)%	(0.40)%	(0.53)%
Portfolio turnover rate	199.22%	171.43%	180.30%	182.64%	127.57%

See Notes to Financial Statements.

(i)       Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund			Class I
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$31.70	$25.77	$21.49	$22.53	$20.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.32)	(0.24)	(0.25)	(0.22)
Net realized and unrealized gain (loss) on investments	(11.05)	7.80	8.32	1.95	2.81
Total from investment operations	(11.24)	7.48	8.08	1.70	2.59
Dividends from net investment income	—	—	(0.03)	—	—
Distributions from net realized gains	(5.36)	(1.55)	(3.77)	(2.74)	(0.58)
Net asset value, end of period	$15.10	$31.70	$25.77	$21.49	$22.53
Total return	(40.86)%	29.64%	44.12%	10.20%	12.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$80,965	$180,795	$152,183	$95,853	$132,526
Ratio of gross expenses to average net assets	1.30%	1.24%	1.30%	1.35%	1.32%
Ratio of net expenses to average net assets	1.30%	1.24%	1.30%	1.35%	1.32%
Ratio of net investment loss to average net assets	(1.04)%	(1.04)%	(1.10)%	(1.16)%	(1.00)%
Portfolio turnover rate	14.95%	41.10%	23.78%	14.93%	28.20%

See Notes to Financial Statements.

(i)       Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund			Class R
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$24.00	$19.92	$17.48	$18.97	$17.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)	(0.35)	(0.27)	(0.28)	(0.27)
Net realized and unrealized gain (loss) on investments	(7.95)	5.98	6.48	1.53	2.38
Total from investment operations	(8.14)	5.63	6.21	1.25	2.11
Distributions from net realized gains	(5.36)	(1.55)	(3.77)	(2.74)	(0.58)
Net asset value, end of period	$10.50	$24.00	$19.92	$17.48	$18.97
Total return	(41.11)%	29.02%	43.38%	9.67%	12.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,791	$9,751	$9,940	$8,690	$9,238
Ratio of gross expenses to average net assets	1.73%	1.73%	1.80%	1.81%	1.77%
Ratio of net expenses to average net assets	1.73%	1.73%	1.80%	1.81%	1.77%
Ratio of net investment loss to average net assets	(1.47)%	(1.51)%	(1.58)%	(1.63)%	(1.44)%
Portfolio turnover rate	14.95%	41.10%	23.78%	14.93%	28.20%

See Notes to Financial Statements.

(i)       Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund			Class Z-2
	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$32.23	$26.10	$21.76	$22.70	$20.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.24)	(0.18)	(0.17)	(0.15)
Net realized and unrealized gain (loss) on investments	(11.26)	7.92	8.42	1.97	2.83
Total from investment operations	(11.40)	7.68	8.24	1.80	2.68
Dividends from net investment income	—	—	(0.13)	—	—
Distributions from net realized gains	(5.36)	(1.55)	(3.77)	(2.74)	(0.58)
Net asset value, end of period	$15.47	$32.23	$26.10	$21.76	$22.70
Total return	(40.65)%	30.05%	44.55%	10.61%	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$86,007	$169,918	$98,954	$47,863	$49,552
Ratio of gross expenses to average net assets	0.98%	0.94%	0.99%	1.02%	1.00%
Ratio of expense reimbursements to average net assets	—	—	(0.01)%	(0.03)%	(0.01)%
Ratio of net expenses to average net assets	0.98%	0.94%	0.98%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.71)%	(0.76)%	(0.79)%	(0.81)%	(0.66)%
Portfolio turnover rate	14.95%	41.10%	23.78%	14.93%	28.20%

See Notes to Financial Statements.

(i)       Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge and Class Y, Z and Z-2 shares are generally subject to a minimum initial investment of $500,000. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as the valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Valuation Designee has established valuation processes, including but not limited to: making fair value determinations when market quotations for a financial instrument are not readily available in accordance with valuation policies and procedures adopted by the Board; assessing and managing material risks associated with fair valuation determinations; selecting, applying and testing fair valuation methodologies; and overseeing and evaluating pricing services used by the Funds. The Valuation Designee reports its fair valuation determinations and related valuation information to the Board. The Committee meets on an as-needed basis and generally meets quarterly to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Designee, with assistance from the Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(f) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2018-2021. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(g) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(h) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2022, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.75%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) for certain Funds through February 29, 2024 to the extent necessary to limit the amount by which the total annual fund operating expenses exceed the rates, based on average daily net assets, as listed in the table below:

								FEES WAIVED
								/ REIMBURSED
								FOR THE YEAR
	CLASS							ENDED
								OCTOBER 31,
	A	C	I	R	Y	Z	Z-2	2022
Alger Capital Appreciation Institutional Fund	—	—	—	—	0.75%	—	0.85%	$404,097
Alger Focus Equity Fund	—	—	—	—	0.58%	0.63%	—	60,003
Alger Mid Cap Growth Institutional Fund	—	—	—	—	—	—	0.99%	16,073
Alger Small Cap Growth Institutional Fund	—	—	—	—	—	—	0.99%	—

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the year ended October 31, 2022, there were no recoupments made to the Investment Manager.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pay Fred Alger & Company, LLC, the Trust’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the share class and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2022, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT
DEFERRED SALES
CHARGES
Alger Focus Equity Fund	$5,022

(e) Brokerage Commissions: During the year ended October 31, 2022, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $304,256, $83,536, $26,286 and $19,264, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for its liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2022, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,243,964, $91,821, $43,752 and $63,703, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Effective January 1, 2022, the Board adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

Prior to January 1, 2022, each Independent Trustee received a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie Capital, LLC, an affiliate of Alger Management. For the year ended October 31, 2022, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN/LOSS
Alger Small Cap Growth Institutional Fund	$1,695,466	$—	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES	REALIZED GAIN/LOSS
Alger Mid Cap Growth Institutional Fund	$—	$282,716	$13,033

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of October 31, 2022.

During the year ended October 31, 2022, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interfund loan interest expenses of $40,679, $85, $243 and $701, respectively, which are included as interest expenses in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At October 31, 2022, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	415	—	4,518
Alger Focus Equity Fund	14,581	408	38,745	—
Alger Mid Cap Growth Institutional Fund	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I and Class R shares of the applicable Funds with ongoing servicing of shareholder accounts. As compensation for such services, the Class I and Class R shares of each applicable Fund pay Alger LLC a fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, in-kind transactions and short-term securities, for the year ended October 31, 2022:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$3,209,367,869	$3,922,820,798
Alger Focus Equity Fund	1,577,244,078	1,626,203,216
Alger Mid Cap Growth Institutional Fund	153,869,091	172,768,444
Alger Small Cap Growth Institutional Fund	33,395,561	76,129,537

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from Brown Brothers Harriman & Co., the Funds’ custodian (the “Custodian”), on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the year ended October 31, 2022, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$3,587,786	1.62%
Alger Focus Equity Fund	9,367	1.20
Alger Mid Cap Growth Institutional Fund	59,901	1.80
Alger Small Cap Growth Institutional Fund	66,246	1.19

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the year ended October 31, 2022 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$124,304,000
Alger Focus Equity Fund	2,974,000
Alger Mid Cap Growth Institutional Fund	3,294,539
Alger Small Cap Growth Institutional Fund	2,759,858

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the year ended October 31, 2021, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2022		OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	6,082,605	$204,950,127	6,932,849	$308,319,220
Dividends reinvested	8,729,064	357,978,917	7,958,967	329,262,481
Shares redeemed	(16,512,423)	(548,065,348)	(17,543,284)	(777,044,318)
Net increase (decrease)	(1,700,754)	$14,863,696	(2,651,468)	$(139,462,617)
Class R:
Shares sold	1,458,370	$38,411,567	1,177,042	$44,215,802
Dividends reinvested	3,173,301	103,957,327	2,698,455	93,258,631
Shares redeemed	(3,441,517)	(94,774,901)	(4,640,710)	(175,648,393)
Net increase (decrease)	1,190,154	$47,593,993	(765,213)	$(38,173,960)
Class Y:
Shares sold	4,303,470	$153,516,672	3,730,299	$170,087,788
Dividends reinvested	2,290,601	96,686,255	1,699,103	71,753,136
Shares redeemed	(6,500,025)	(248,029,509)	(3,243,335)	(149,405,709)
Net increase	94,046	$2,173,418	2,186,067	$92,435,215
Class Z-2:
Shares sold	1,883,801	$65,637,657	1,841,479	$84,954,469
Dividends reinvested	2,335,207	98,265,522	1,986,371	83,705,657
Shares redeemed	(6,407,587)	(216,605,126)	(3,630,137)	(165,261,002)
Net increase (decrease)	(2,188,579)	$(52,701,947)	197,713	$3,399,124

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2022		OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	395,805	$18,410,568	525,001	$30,364,913
Shares converted from Class C	42,925	2,073,608	43,235	2,591,544
Dividends reinvested	250,005	14,062,788	101,841	5,447,453
Shares redeemed	(649,304)	(30,002,814)	(601,268)	(34,069,982)
Net increase	39,431	$4,544,150	68,809	$4,333,928
Class C:
Shares sold	340,260	$14,240,950	190,103	$10,358,874
Shares converted to Class A	(46,892)	(2,073,608)	(46,498)	(2,591,544)
Dividends reinvested	174,899	9,009,061	79,104	3,948,864
Shares redeemed	(332,421)	(13,741,860)	(250,063)	(13,450,785)
Net increase (decrease)	135,846	$7,434,543	(27,354)	$(1,734,591)
Class I:
Shares sold	248,368	$11,899,053	389,234	$22,473,460
Subscriptions in-kind*	2,177,233	147,434,796	—	—
Dividends reinvested	152,486	8,642,907	75,865	4,083,795
Redemptions in-kind**	(2,223,483)	(150,943,812)	—	—
Shares redeemed	(379,011)	(18,341,332)	(522,965)	(29,204,622)
Net decrease	(24,407)	$(1,308,388)	(57,866)	$(2,647,367)
Class Y:
Shares sold	642,844	$32,324,568	824,636	$47,977,736
Dividends reinvested	379,807	22,142,761	145,885	8,025,161
Shares redeemed	(727,308)	(33,489,095)	(402,682)	(24,278,303)
Net increase	295,343	$20,978,234	567,839	$31,724,594
Class Z:
Shares sold	6,274,254	$300,824,391	5,731,504	$340,685,196
Dividends reinvested	2,426,793	141,093,762	914,460	50,203,839
Shares redeemed	(6,742,271)	(318,207,858)	(3,566,328)	(210,194,962)
Net increase	1,958,776	$123,710,295	3,079,636	$180,694,073

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2022		OCTOBER 31, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	319,640	$7,318,366	482,262	$22,388,935
Dividends reinvested	1,306,957	32,739,262	265,104	11,365,021
Shares redeemed	(827,536)	(17,762,617)	(1,198,853)	(56,354,630)
Net increase (decrease)	799,061	$22,295,011	(451,487)	$(22,600,674)
Class R:
Shares sold	61,687	$972,742	45,297	$1,843,906
Dividends reinvested	166,142	3,214,840	21,723	816,986
Shares redeemed	(70,494)	(1,132,448)	(68,568)	(2,755,560)
Net increase (decrease)	157,335	$3,055,134	(1,548)	$(94,668)
Class Z-2:
Shares sold	406,178	$9,474,467	129,431	$6,238,420
Dividends reinvested	353,526	9,138,654	45,688	1,987,879
Shares redeemed	(650,170)	(13,291,926)	(108,129)	(4,941,876)
Net increase	109,534	$5,321,195	66,990	$3,284,423

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	1,071,212	$19,928,708	2,648,139	$81,047,723
Dividends reinvested	1,270,807	28,224,632	314,052	9,029,003
Shares redeemed	(2,684,777)	(53,485,697)	(3,165,178)	(96,910,193)
Net increase (decrease)	(342,758)	$(5,332,357)	(202,987)	$(6,833,467)
Class R:
Shares sold	79,991	$1,053,450	110,776	$2,554,915
Dividends reinvested	136,909	2,122,088	33,491	732,104
Shares redeemed	(166,963)	(2,047,468)	(236,982)	(5,506,915)
Net increase (decrease)	49,937	$1,128,070	(92,715)	$(2,219,896)
Class Z-2:
Shares sold	3,300,769	$63,954,907	3,681,090	$115,278,838
Dividends reinvested	1,144,418	25,955,396	213,917	6,235,667
Shares redeemed	(4,156,624)	(81,468,957)	(2,414,400)	(74,907,265)
Net increase	288,563	$8,441,346	1,480,607	$46,607,240

*	Certain shareholders of the Fund subscribed shares in-kind.
**	Certain shareholders of the Fund redeemed shares in-kind.

Subscriptions In-Kind: A Fund may receive payment for Fund shares purchased wholly or in part by receiving portfolio securities from shareholders. For the year ended October 31, 2022, the Alger Focus Equity Fund had subscriptions in-kind in the amount of $147,434,796.

Redemptions In-Kind: A Fund may make payment for Fund shares redeemed wholly or in part by transferring portfolio securities to shareholders. For the year ended October 31, 2022, the Alger Focus Equity Fund had redemptions in-kind with total proceeds in the amount of $150,943,812. The net realized gains on these redemptions in-kind amounted to $77,070,975, which are not considered taxable for federal income tax purposes.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2022 and the year ended October 31, 2021 was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2022	FOR THE YEAR ENDED OCTOBER 31, 2021
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$11,979,070	$—
Long-term capital gain	660,716,382	589,405,893
Total distributions paid	$672,695,452	$589,405,893

Alger Focus Equity Fund
Distributions paid from:
Ordinary Income	$29,010,353	$18,668,802
Long-term capital gain	169,045,927	54,165,715
Total distributions paid	$198,056,280	$72,834,517

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$16,904,986	$5,723,959
Long-term capital gain	29,744,571	8,887,588
Total distributions paid	$46,649,557	$14,611,547

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	57,641,298	16,559,745
Total distributions paid	$57,641,298	$16,559,745

As of October 31, 2022, the components of accumulated earnings (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	77,367,512
Net accumulated earnings	77,367,512
Capital loss carryforwards	—
Late year ordinary income losses	(8,042,182)
Net unrealized appreciation	587,324,926
Total accumulated earnings	$656,650,256

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Focus Equity Fund
Undistributed ordinary income	$589,796
Undistributed long-term gains	—
Net accumulated earnings	589,796
Capital loss carryforwards	(187,300,324)
Net unrealized appreciation	62,352,586
Total accumulated earnings	$(124,357,942)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(18,592,558)
Late year ordinary income losses	(494,250)
Net unrealized depreciation	(2,469,927)
Total accumulated earnings	$(21,556,735)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(1,426,741)
Late year ordinary income losses	(1,699,033)
Net unrealized appreciation	7,191,181
Total accumulated earnings	$4,065,407

During the year ended October 31, 2022, the Funds had no capital loss carryforwards utilized for federal income tax purposes.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Funds’ components of net assets at October 31, 2022:

Alger Capital Appreciation Institutional Fund
Distributable earnings	$3,967,232
Paid-in Capital	$(3,967,232)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Focus Equity Fund
Distributable earnings	$(76,315,801)
Paid-in Capital	$76,315,801

Alger Mid Cap Growth Institutional Fund
Distributable earnings	$195,675
Paid-in Capital	$(195,675)

Alger Small Cap Growth Institutional Fund
Distributable earnings	$3,902,994
Paid-in Capital	$(3,902,994)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2022 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation
Institutional Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$207,090,192	$207,090,192	$—	$—
Consumer Discretionary	367,114,356	342,440,047	24,088,362	585,947
Consumer Staples	21,827,787	21,827,787	—	—
Energy	93,508,250	93,508,250	—	—
Financials	42,667,294	42,667,294	—	—
Healthcare	449,891,990	449,891,990	—	—
Industrials	149,367,677	149,367,677	—	—
Information Technology	729,718,794	729,718,794	—	—
Materials	26,471,851	26,471,851	—	—
Utilities	26,266,765	26,266,765	—	—
TOTAL COMMON STOCKS	$2,113,924,956	$2,089,250,647	$24,088,362	$585,947
PREFERRED STOCKS
Information Technology	1,699,204	—	—	1,699,204
REAL ESTATE INVESTMENT TRUST
Real Estate	7,650,585	7,650,585	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	3,252,120	—	—	3,252,120
TOTAL INVESTMENTS IN SECURITIES	$2,126,526,865	$2,096,901,232	$24,088,362	$5,537,271

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Focus Equity Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$104,040,878		$104,040,878	$—	$—
Consumer Discretionary	171,973,934		163,653,326	8,320,608	—
Consumer Staples	7,895,114		7,895,114	—	—
Energy	38,909,639		38,909,639	—	—
Financials	34,193,975		34,193,975	—	—
Healthcare	198,615,039		198,615,039	—	—
Industrials	76,198,198		76,198,198	—	—
Information Technology	348,137,125		348,137,125	—	—
Materials	5,934,949		5,934,949	—	—
Utilities	14,029,282		14,029,282	—	—
TOTAL COMMON STOCKS	$999,928,133		$991,607,525	$8,320,608	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$999,928,133		$991,607,525	$8,320,608	$—

Alger Mid Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,806,290		$3,806,290	$—	$—
Consumer Discretionary	7,350,944		7,350,944	—	—
Consumer Staples	1,414,021		1,414,021	—	—
Energy	2,653,225		2,653,225	—	—
Financials	3,168,118		3,168,118	—	—
Healthcare	10,010,908		10,010,908	—	—
Industrials	8,023,351		8,023,351	—	—
Information Technology	14,848,973		14,848,973	—	—
Materials	1,140,489		1,140,489	—	—
TOTAL COMMON STOCKS	$52,416,319		$52,416,319	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	253,757		—	—	253,757
SPECIAL PURPOSE VEHICLE
Information Technology	821,566		—	—	821,566
TOTAL INVESTMENTS IN SECURITIES	$53,491,642		$52,416,319	$—	$1,075,323

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$8,195,571		$8,195,571	$—	$—
Consumer Discretionary	19,929,339		19,929,339	—	—
Consumer Staples	10,081,488		10,081,488	—	—
Energy	12,810,468		12,810,468	—	—
Financials	2,282,047		2,282,047	—	—
Healthcare	45,309,245		43,552,305	—	1,756,940
Industrials	10,579,133		10,579,133	—	—
Information Technology	42,362,965		42,362,965	—	—
Materials	4,459,201		4,459,201	—	—
TOTAL COMMON STOCKS	$156,009,457		$154,252,517	$—	$1,756,940
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
Information Technology	4,994,660		—	—	4,994,660
TOTAL PREFERRED STOCKS	$4,994,660		$—	$—	$4,994,660
RIGHTS
Healthcare	317,135		—	—	317,135
REAL ESTATE INVESTMENT TRUST
Real Estate	2,192,754		2,192,754	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,694,942		—	—	1,694,942
TOTAL INVESTMENTS IN SECURITIES	$165,208,948		$156,445,271	$—	$8,763,677

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2021	$1,339,796
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	1,058,816
Included in net change in unrealized appreciation (depreciation) on investments	(753,849)
Purchases and sales
Purchases	—
Sales/Distributions	(1,058,816)
Closing balance at October 31, 2022	585,947
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(753,849)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2021	$2,688,128
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(988,924)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	1,699,204
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(988,924)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Special Purpose Vehicle
Opening balance at November 1, 2021	$4,923,444
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(1,671,324)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	3,252,120
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(1,671,324)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	—	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2021	$—	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	—	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2021	$317,196
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(63,439)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	253,757
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(63,439)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2021	$1,260,209
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(438,643)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	821,566
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(438,643)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2021	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	1,756,940
Sales	—
Closing balance at October 31, 2022	1,756,940
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$—

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2021	$7,901,516	**
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(2,906,856)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	4,994,660	**
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(2,906,856)

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2021	$396,419
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(79,284)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	317,135
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(79,284)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2021	$2,589,729
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(894,787)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2022	1,694,942
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2022*	$(894,787)

*  Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation/depreciation on investments in the accompanying statement of operations.

** Includes securities that are fair valued at zero.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of October 31, 2022. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value October 31, 2022		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$585,947		Income	Discount Rate	7.89%	N/A
			Approach	Probability of	15.00%-50.00%	N/A
				Success
Preferred Stocks	1,699,204		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A
Special Purpose Vehicle	3,252,120		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A
Alger Focus Equity Fund
Preferred Stocks	$—	*	Income	Discount Rate	100.00%	N/A
			Approach
Alger Mid Cap Growth Institutional Fund
Preferred Stocks	$—	*	Income	Discount Rate	100.00%	N/A
			Approach
Rights	253,757		Income	Discount Rate	9.34%-9.70%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	821,566		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A
Alger Small Cap Growth Institutional Fund
Common Stocks	$1,756,940		Market	Priced at Cost	N/A	N/A
			Approach
Preferred Stocks	—	*	Income	Discount Rate	100.00%	N/A
			Approach
Preferred Stocks	4,994,660		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A
Rights	317,135		Income	Discount Rate	9.34%-9.70%	N/A
			Approach	Probability of	0.00%-60.00%	N/A
				Success
Special Purpose Vehicle	1,694,942		Market	Transaction Price	N/A	N/A
			Approach	Revenue Multiple	17.0x-19.0x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of October 31, 2022, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Institutional Fund	$74,688,552	$756	$74,687,796	$—
Alger Focus Equity Fund	66,720,356	—	66,720,356	—
Alger Mid Cap Growth Institutional Fund	4,743,254	—	4,743,254	—
Alger Small Cap Growth Institutional Fund	7,160,948	—	7,160,948	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Funds throughout the year or as of October 31, 2022.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Focus Equity Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash position, which may underperform relative to equity securities.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 11 — Affiliated Securities:

During the year ended October 31, 2022, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the year ended October 31, 2022 with such affiliated persons are summarized below. During this year, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Capital Appreciation Institutional Fund
Special Purpose Vehicle
Crosslink
Ventures
Capital LLC, Cl.
A***	—	—	—	—	$—	$—	$(1,671,324)	$3,252,120
Total					$—	$—	$(1,671,324)	$3,252,120

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Focus Equity Fund
Preferred Stocks
Prosetta
Biosciences,
Inc., Series D**	76,825	—	—	76,825	$—	$—	$—	$	—*
Total					$—	$—	$—	$	—*

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Mid Cap Growth Institutional Fund
Preferred Stocks
Prosetta
Biosciences,
Inc., Series D**	166,009	—	—	166,009	$—	$—	$—	$	—*
Special Purpose Vehicle
Crosslink
Ventures
Capital LLC, Cl.
A***	—	—	—	—	—	—	(298,936)		581,680
Crosslink
Ventures
Capital LLC, Cl.
B***	—	—	—	—	—	—	(139,707)		239,886
Total					$—	$—	$(438,643)		$821,566

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares Held at October 31, 2021	Shares Purchases	Shares Sold	Shares Held at October 31, 2022	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at October 31, 2022
Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta
Biosciences,
Inc., Series D**	133,263	—	—	133,263	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink
Ventures
Capital LLC, Cl.
A***	—	—	—	—	—	—	(692,988)	$1,348,440
Crosslink
Ventures
Capital LLC, Cl.
B***	—	—	—	—	—	—	(201,799)	346,502
Total					$—	$—	$(894,787)	$1,694,942

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of October 31, 2022.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures Capital, LLC Class A and Crosslink Ventures Capital, LLC Class B. There were no capital increases or decreases for the year ended October 31, 2022.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2022, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Institutional Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Funds comprised of Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Institutional Funds as of October 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

December 23, 2022

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2022 and ending October 31, 2022 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During the Six Months Ended October 31, 2022(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2022(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$887.30	$5.52	1.16%
	Hypothetical(c)	1,000.00	1,019.36	5.90	1.16
Class R	Actual	1,000.00	885.20	7.56	1.59
	Hypothetical(c)	1,000.00	1,017.19	8.08	1.59
Class Y	Actual	1,000.00	889.10	3.57	0.75
	Hypothetical(c)	1,000.00	1,021.42	3.82	0.75
Class Z-2	Actual	1,000.00	888.70	4.00	0.84
	Hypothetical(c)	1,000.00	1,020.97	4.28	0.84

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$844.10	$4.42	0.95%
	Hypothetical(c)	1,000.00	1,020.42	4.84	0.95
Class C	Actual	1,000.00	878.50	8.05	1.70
	Hypothetical(c)	1,000.00	1,016.64	8.64	1.70
Class I	Actual	1,000.00	891.00	4.34	0.91
	Hypothetical(c)	1,000.00	1,020.62	4.63	0.91
Class Y	Actual	1,000.00	892.50	2.77	0.58
	Hypothetical(c)	1,000.00	1,022.28	2.96	0.58
Class Z	Actual	1,000.00	892.20	2.96	0.62
	Hypothetical(c)	1,000.00	1,022.08	3.16	0.62

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$927.00	$6.95	1.43%
	Hypothetical(c)	1,000.00	1,018.00	7.27	1.43
Class R	Actual	1,000.00	925.00	9.12	1.88
	Hypothetical(c)	1,000.00	1,015.73	9.55	1.88
Class Z-2	Actual	1,000.00	928.90	4.81	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$909.60	$6.26	1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class R	Actual	1,000.00	907.50	8.32	1.73
	Hypothetical(c)	1,000.00	1,016.48	8.79	1.73
Class Z-2	Actual	1,000.00	911.60	4.72	0.98
	Hypothetical(c)	1,000.00	1,020.27	4.99	0.98

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund designate $660,716,382, $169,045,927, $29,744,571 and $57,641,298, respectively, as approximate amounts of capital gain dividend for the purpose of the dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2022, 100.00%, 18.94% and 1.15% of Alger Capital Appreciation Institutional Fund’s, Alger Focus Equity Fund’s and Alger Mid Cap Growth Institutional Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100.00% of Alger Capital Appreciation Institutional Fund’s, 21.94% of Alger Focus Equity Fund’s and 0.97% of Alger Mid Cap Growth Institutional Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2023. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams; Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting; Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member since 2017, Germantown Friends School.	29	Board of Directors, Alger Associates, Inc.; Director of Target Margin Theater
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2000	Managing Partner since 1997, North Castle Partners (private equity securities group).	29	None
Roger P. Cheever (1945)	Trustee since 2000	Retired; Associate Vice President for Development Strategy from 2020 to 2021 and Associate Vice President Principal Gifts from 2008 to 2020, Harvard University.	29	Board of Directors, Alger SICAV Fund
Stephen E. O’Neil (1932)	Trustee since 1993	Retired.	29	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	29	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 1993	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	29	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”), Secretary and Managing Member, Alger Management; Managing Member, Alger LLC; COO and Secretary, Alger Associates; COO, Secretary and Manager, Alger Alternative Holdings, LLC, Inc. and Alger Alternative Holdings II, LLC; Director, Alger SICAV, Alger International Holdings and Alger Dynamic Return Offshore Fund; Vice President, COO, Managing Member and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; Manager and Secretary, Weatherbie Capital, LLC, Alger-Weatherbie Holdings, LLC and Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder I LLC; Director and Secretary, The Foundation for Alger Families.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC, Alger Alternative Holdings, LLC, Alger Alternative Holdings II, LLC and Alger-Weatherbie Holdings, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management; Director, Alger Dynamic Return Offshore Fund.	2005
Anthony S. Caputo (1955) Assistant Treasurer	Vice President of Alger Management.	2007
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1) The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Trust’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreements

At a meeting held on September 13, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Institutional Funds (the “Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Trust, on behalf of each Fund (the Management Agreement), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Funds and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in each Fund’s Peer Universe and Peer Group (as described below). The Board considered the information provided to it about the Funds together, and with respect to each Fund separately, as the Board deemed appropriate.

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement. In addition, prior to the Meeting, the chair of the Board, on behalf of the other Independent Trustees, conferred with Independent Trustee counsel about the contract renewal process.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of each Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis. References appearing below with regard to a Fund’s performance results and comparative fees and expenses generally relate to Class I shares of the Fund (each Fund’s oldest share class).

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Funds; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees charged by the Manager to other funds and accounts, including the Manager’s explanation of differences among accounts where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of each Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Funds.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain Funds’ long-term performance record supports Fred Alger Management’s overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Funds under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of each Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year. In considering the Funds’ performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Funds and considered how growth-oriented stocks recently have been negatively impacted by various market events, which resulted in the underperformance of funds that invest in such stocks, particularly “growthier offerings” such as the Funds, for the year-to-date period ended June 30, 2022. In this regard, the Board considered FUSE’s commentary regarding the Funds’ growth investment style as compared to a universe of peers comprised of actively managed funds within each Fund’s Morningstar category and as compared to each Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that each Fund’s performance was acceptable, noting the Funds’ recent underperformance but acknowledging the overall performance of growth-oriented stocks in light of the Funds’ growth investment style. In evaluating Fund performance, the Board considered that a Peer Universe that is concentrated around the median can result in smaller differences in performance having a larger impact on rankings as compared to less concentrated peer universes. Further discussion of the Board’s considerations with respect to each Fund’s performance is set forth below.

Alger Capital Appreciation Institutional Fund - The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was in the fourth quartile of its Peer Universe, and for the five- and 10-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. In this regard, the Board considered FUSE’s commentary that the Fund is “growthier” than its benchmark index. The Board also considered that the Fund has generally been “growthier” than the median of its peers, as measured by Morningstar’s Raw Value-Growth score.

Alger Focus Equity Fund - The Board noted that the Fund’s annualized total return for the one- and three-year periods underperformed the median of its Peer Group, and for the five- and 10-year periods outperformed the median of its Peer Group. The Board also noted that Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, for the three-year period was in the third quartile of its Peer Universe, and for the five- and 10-year periods was in the first quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Mid Cap Growth Institutional Fund - The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-year period was in the fourth quartile of its Peer Universe, and for the three-, five- and 10-year periods was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three-, five- and 10-year periods. The Board considered FUSE’s commentary that the Fund’s strategy benefitted over the long-term relative to peers in its growth-oriented conviction and is among its category’s “growthiest” strategies as measured by Morningstar’s Raw Value-Growth score.

Alger Small Cap Growth Institutional Fund - The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three- and 10 year periods was in the fourth quartile of its Peer Universe, and for the five-year period was in the third quartile of its Peer Universe. The Board further noted that the Fund had underperformed its benchmark index for the one-, three- and 10-year periods, and outperformed its benchmark index for the five-year period. The Board considered FUSE’s commentary that the Fund continues to be one of the “growthiest” strategies among its peers, as measured by Morningstar’s Raw Value-Growth score.

Comparative Fees and Expenses

For each Fund, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also reviewed and considered any fee waiver and/ or expense reimbursement arrangements for each Fund, including specific share classes thereof, and considered the actual fee rate (after taking any waivers and reimbursements into account) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing each Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. For purposes of the comparisons below, the FUSE Contractual Management Fee includes fees paid to affiliates for administrative services under a separate agreement.

The Board discussed the factors that could contribute to each Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group. The Board concluded that the Contractual Management Fee charged to each Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations. Further discussion of the Board’s considerations with respect to each Fund’s comparative fees and expenses is set forth below.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Alger Capital Appreciation Institutional Fund. The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third and fourth (most expensive) quartiles of its Peer Group, respectively.

Alger Focus Equity Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and the total expenses for the Fund was above the median and in the third quartile of its Peer Group. In this regard, the Board considered FUSE’s commentary that the Fund’s total net expenses being two basis points above median of the Peer Group, coupled with the Peer Group’s total net expenses being tightly bunched around the median, contributed to the Fund’s ranking with respect to total expenses.

Alger Mid Cap Growth Institutional Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the first (least expensive) quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the fourth (most expensive) quartile of its Peer Group.

Alger Small Cap Growth Institutional Fund. The Board noted that the Contractual Management Fee for the Fund was below the median and in the second quartile of its Peer Group, and that the total expenses for the Fund were above the median and in the third quartile of its Peer Group.

In connection with its consideration of each Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to each Fund. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Funds, versus those accounts and the differences in the levels of services required by the Funds and those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of each Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to each Fund during the year ended June 30, 2022. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s commentary that the profitability methodology is consistent with the methodology other public asset managers use.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to each Fund in determining Fred Alger Management’s profitability. The Board also noted that the scope of services provided by the Manager, and the related costs of providing those services, had expanded over time as a result of regulatory and other developments.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

For each Fund, the Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses, including with respect to Funds that did not have management fee breakpoints.

The Trustees concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoints in place for applicable Funds.

Conclusion

The Board’s consideration of the Contractual Management Fee for each Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•          Social Security number and

•          Account balances and

•          Transaction history and

•          Purchase history and

•          Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.

They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFAR

ITEM 2.	CODE OF ETHICS.

(a)
The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2022	$149,000
October 31, 2021	$142,300

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2022	$21,500
October 31, 2021	$20,600

d) All Other Fees:
October 31, 2022	$16,862
October 31, 2021	$9,072

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2022	$300,142,	€99,042
October 31, 2021	$228,972,	€91,934

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

 a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH.

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT.

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/ Hal Liebes

Hal Liebes
President

Date:	December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
President

Date:	December 21, 2022

By:	/s/ Michael D. Martins

Michael D. Martins
Treasurer

Date:	December 21, 2022